    As Filed with the Securities and Exchange Commission on December 19, 2003


              Securities Act Registration Statement No. 033-66528
                   Investment Company Act File No. 811-07912

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                ______________

                                   FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     _X_


                          Pre-Effective Amendment No.
                   Post-Effective Amendment No.  18   _X_
                                    and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   _X_
                          Amendment No. 19     _X_
                       (Check appropriate box or boxes)


                           OLD WESTBURY FUNDS, INC.
                           (A Maryland Corporation)
              (Exact name of Registrant as specified in charter)

                               3435 Stelzer Road
                             Columbus, Ohio 43219
                                (614) 470-8000

   (Address of Principal Executive Offices, including Zip Code and Telephone
                            Number, with Area Code)
                    ______________________________________

                               Robert C. Elliott
                         Bessemer Trust Company, N.A.
                               630 Fifth Avenue
                           New York, New York 10111

                    (Name and Address of Agent for Service)

                    ______________________________________

                                With copies to:

     Robert Kurucza, Esq.                                  Curtis Barnes
     Morrison & Foerster LLP                               BISYS Fund Services
     2000 Pennsylvania Ave. NW Suite 5500                  3435 Stelzer Road
     Washington, D.C. 20006                                Columbus, Ohio 43219

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective:

___  immediately upon filing pursuant to paragraph (b)


     on February 28, 2003 pursuant to paragraph (b)
---

_X_  60 days after filing pursuant to paragraph (a)(1)


___  on (date) pursuant to paragraph (a)(1)

___  75 days after filing pursuant to paragraph (a)(2)

___  on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

     This post-effective amendment designates a new effective amendment date for a previously filed post-effective amendment.

                                    [GRAPHIC]


                                 OLD WESTBURY
                                  FUNDS, INC.
--------------------------------------------------------------------------------

                                       Prospectus

                                       February 16, 2004




                      Bessemer Investment Management LLC
--------------------------------------------------------------------------------

                              INVESTMENT ADVISER

   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


   The Notice of Privacy Policy and Practices of the Old Westbury Funds, Inc. is included with this Prospectus but is not considered to be a part of the Prospectus.

                           OLD WESTBURY FUNDS, INC.

                                  Prospectus

                               February 16, 2004



                      Old Westbury Large Cap Equity Fund

                     Old Westbury Capital Opportunity Fund
                        Old Westbury International Fund
                        Old Westbury Fixed Income Fund
                       Old Westbury Municipal Bond Fund
                 (each a "Fund" and collectively, the "Funds")

    Bessemer Investment Management LLC--the Funds' Investment Adviser (the
                                  "Adviser")

                                   CONTENTS

               Fund Goals, Strategies, Risks and Performance.  1
               Summary of Fund Expenses...................... 11
               Principal Securities in Which the Funds Invest 12
               Other Information About the Funds............. 21
               Specific Risks of Investing in the Funds...... 21
               What Do Shares Cost?.......................... 25
               How Do I Purchase Shares?..................... 26
               How Do I Redeem Shares?....................... 28
               How Do I Exchange Shares?..................... 31
               Account and Share Information................. 31
               Who Manages the Funds?........................ 33
               Distribution of Fund Shares................... 36
               Financial Information......................... 37


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

                 FUND GOALS, STRATEGIES, RISKS AND PERFORMANCE

   The Old Westbury Funds, Inc. offers five portfolios, including three equity funds and two income funds. The following describes the investment goals, strategies, and principal risks of each Fund. There can be no assurance that a Fund will achieve its goal.

   The investment objective or goal of each Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund that would be affected by such a change. The investment strategies are not fundamental and may be changed without shareholder approval.

Equity Funds


  Old Westbury Large Cap Equity Fund


   Goal: The Fund's goal is to seek above-average long-term capital appreciation.




   Strategy: The Fund invests in a diversified portfolio of large sized companies that the Adviser believes have the potential for above average total return. The Fund seeks to invest primarily in companies that are traded on a recognized national stock exchange and that, in the Adviser's opinion, are relatively attractive based on factors that have in the past been associated with above average return prospects. These factors may include valuation, growth, risk profile, and many other criteria used to evaluate companies. The Fund will invest at least 80% of its net assets, including any borrowings for investment purposes, in equity securities of companies with market capitalizations of at least $5 billion. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy.



   The Adviser uses a "core" style of investing, seeking stocks with above average total return potential based on both growth and valuation, which, in the opinion of the Adviser, will lead to appreciation in stock price. Consistent with the Fund's fundamental investment objective, policies and restrictions, companies with similar characteristics may be grouped together in the broad categories called sectors. The Adviser may from time-to-time allocate a substantial portion of the Fund's securities to a small number of sectors (e.g., consumer staples, consumer cyclical, health care and/or finance), or to a single sector. The Adviser my also purchase exchange traded funds and engage in futures and options transactions.


   The Adviser may sell a portfolio security if it determines that the issuer's prospects have deteriorated or if it finds an attractive security which it deems to have superior risk and return characteristics to a security held by the Fund.

  Old Westbury Capital Opportunity Fund

   Goal:  The Fund's goal is to seek capital appreciation.


   Strategy: The Fund seeks to achieve its goal by investing in a diversified portfolio of large, medium and, to a lesser extent, small companies that are traded on a recognized U.S. or Canadian stock exchange. The Fund seeks to invest in U.S. and, to a lesser extent, Canadian companies that, in the opinion of the Adviser/Sub-Adviser, have either greater growth potential than is generally recognized and/or an attractive valuation relative to the industry sector or broader market. The Fund may also seek to invest in companies that, in the Adviser's/Sub-Adviser opinion, will be able to increase their rate of growth as a result of a catalyst, such as new products, changes in consumer preferences, new management or changes in the economy.



   The Adviser/Sub-Adviser uses a "growth at a reasonable price" style of investing, seeking stocks with relatively high earnings growth, which, in the opinion of the Adviser/Sub-Adviser, will lead to appreciation in stock price. Consistent with the Fund's fundamental investment objective, policies and restrictions, companies with similar characteristics may be grouped together in broad categories called sectors. The Adviser/Sub-Adviser may from time-to-time allocate a substantial portion of the Fund's securities to a small number of sectors (e.g., consumer staples, consumer cyclical, health care and/or financial services), or to a single sector. The Adviser/Sub-Adviser may also engage in futures and options transactions.



   The Adviser/Sub-Adviser may sell a portfolio security if it determines that the issuer's prospects have deteriorated or if it finds an attractive security which it deems to have superior risk and return characteristics to a security held by the Fund.


  Old Westbury International Fund

   Goal:  The Fund's goal is to seek long-term growth of capital.

   Strategy: The Fund invests in a diversified portfolio of foreign companies located outside of the U.S., at least 85% of which are listed on recognized foreign securities exchanges. The Fund will invest at least 65% of its total assets in equity securities of companies representing at least three foreign countries. The Fund may invest 25% or more of its assets in the securities of a single country. The Fund may invest up to 50% of its assets in securities of companies in emerging market countries. Securities are selected for investment based upon the Adviser's/Sub-Adviser's analysis of (i) the economic prospects for a particular geographical region or country; (ii) the prospects of a particular industrial sector within the selected geographical area; and (iii) the prospects of a particular company within the selected industrial sector. The Adviser/Sub-Adviser may also engage in futures, options and foreign currency transactions.

   The Adviser/Sub-Adviser may sell a portfolio security if it determines that the issuer's prospects have deteriorated or if it finds an attractive security which it deems to have superior risk and return characteristics to a security held by the Fund.

Income Funds

  Old Westbury Fixed Income Fund

   Goal: The Fund's goal is to seek total return (consisting of current income and capital appreciation).

   Strategy: The Fund invests in a diversified portfolio of investment grade bonds and notes. The Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in fixed income securities including corporate, asset-backed, mortgage-backed, and U.S. government securities. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. The Adviser attempts to manage the Fund's "total return" (which includes both changes in principal value of the Fund's securities and income earned) by lengthening or shortening the average maturity of the Fund's securities according to whether the Adviser expects market interest rates to increase or decline. The Adviser may also engage in futures and options transactions.

   The Adviser may sell a portfolio security if it determines that the issuer's prospects have deteriorated or if it finds an attractive security which it deems to have superior risk and return characteristics to a security held by the Fund.

  Old Westbury Municipal Bond Fund

   Goal: The Fund's goal is to provide dividend income that is exempt from regular federal income tax.

   Strategy: The Fund invests in a diversified portfolio of investment-grade municipal securities, which includes tax-free debt securities of states, territories and possessions of the U.S., and in political subdivisions and taxing authorities of these entities. At least 80% of the Fund's income from investments in municipal securities will be exempt from regular federal income tax. Interest from the Fund's investments may be subject to the federal alternative minimum tax (AMT). This policy is fundamental and may not be changed without shareholder approval. The Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in municipal bonds. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy.

   The Adviser may sell a portfolio security if it determines that the issuer's prospects have deteriorated or if it finds an attractive security which it deems to have superior risk and return characteristics to a security held by the Fund.

Principal Risks of the Funds

   Set forth below are risks specific to an investment in a particular Fund or Funds. For more information on these risks, see "Specific Risks of Investing in the Funds."

   In addition, all Funds are subject to the risk that a Fund's share price may decline and an investor could lose money. Therefore, it is possible to lose money investing in any of the Old Westbury Funds. Also, there is no assurance that a Fund will achieve its investment objective.

   The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Principal Risks of the Funds


                          Large Cap   Capital                 Fixed
                           Equity   Opportunity International Income Municipal
                            Fund       Fund         Fund       Fund  Bond Fund
                          --------- ----------- ------------- ------ ---------
 Stock Market Risks(1)        X          X            X
 -----------------------------------------------------------------------------
 Risks Related to Company
 Size(2)                                 X            X
 -----------------------------------------------------------------------------
 Risks of Foreign
 Investing(3)                            X            X
 -----------------------------------------------------------------------------
 Emerging Markets
 Risks(4)                                             X
 -----------------------------------------------------------------------------
 Interest Rate Risks(5)       X          X            X         X        X
 -----------------------------------------------------------------------------
 Tax Risks(6)                                                            X
 -----------------------------------------------------------------------------
 Prepayment Risks(7)                     X            X         X
 -----------------------------------------------------------------------------
 Futures and Options
 Risks(8)                     X          X            X         X
 -----------------------------------------------------------------------------
 Currency Risks(9)                                    X
 -----------------------------------------------------------------------------


(1) The value of equity securities rise and fall.

(2) The smaller the capitalization of a company, generally, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records and are more likely to fail than companies with larger market capitalizations.

(3) Foreign economic, political, tax or regulatory conditions may be less favorable than those of the United States.

(4) Investments in developing or emerging market securities are subject to higher risks than those in developed market countries because there is greater uncertainty in less established markets and economies.

(5) Prices of fixed income securities rise and fall in response to interest rate changes. Interest rate changes have a greater effect on the price of fixed income securities with longer durations.

(6) Any failure of municipal securities invested in by a Fund to meet certain applicable legal requirements, or any proposed or actual changes in the federal or a state's tax law, could cause Fund distributions attributable to interest on such securities to be taxable.

(7) When interest rates decline, unscheduled prepayments of principal could accelerate and require the Fund to reinvest the proceeds of the prepayments at lower interest rates.

(8) The use of futures and options as hedging devices will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses to a Fund. Futures contracts not purchased for hedging purposes are also subject to the same market risks as the underlying securities markets.

(9) Exchange rates for currencies fluctuate daily.

Performance Bar Chart and Total Return--Large Cap Equity Fund



   The bar chart and table shown below provide some indication of the risks of investing in the Old Westbury Large Cap Equity Fund by showing changes in its performance from year to year and by comparing the Fund's performance to a broad-based securities index. The Standard & Poors 500 Index is an unmanaged index that measures the performance of domestic stocks in all major industries. While past performance (before and after taxes) does not necessarily predict future performance, this information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns. Fund performance reflects fee waivers and/or expense reimbursements and reinvestment of dividends and distributions, if any. Without waivers/reimbursements, performance would be lower.


                                    [CHART]

Old Westbury Large Cap Equity Fund (for calendar years ended December 31st)

 1999       2000       2001       2002      2003
 ----       ----       ----       ----      ----
28.15     (10.53)    (12.71)     (20.93)


During the periods shown in the bar chart, the highest return for a quarter was 24.54% (quarter ended 12/31/99) and the lowest return for a quarter was (14.45)% (quarter ended 9/30/01).


     Average Annual Total Returns                      Past     Since
     (for the calendar year ended 12/31/03)            One Year Inception*
     ---------------------------------------------------------------------
     Fund Return Before Taxes                                %        %
     ---------------------------------------------------------------------
     Fund Return After Taxes on Distributions/1/             %        %
     ---------------------------------------------------------------------
     Fund Return After Taxes on Distributions and Sale
     of Shares/1/                                            %        %
     ---------------------------------------------------------------------
     S&P 500 Index                                           %        %
     ---------------------------------------------------------------------

*Inception date of 3/2/98.
/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Performance Bar Chart and Total Return--Capital Opportunity Fund

   The bar chart and table shown below provide some indication of the risks of investing in the Old Westbury Capital Opportunity Fund by showing changes in its performance from year to year and by comparing the Fund's performance to a broad-based securities index. The Russell 2500 Index is an unmanaged index generally representative of the performance of U.S. mid and small capitalization companies. While past performance (before and after taxes) does not necessarily predict future performance, this information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns. Fund performance reflects fee waivers and/or expense reimbursements and reinvestment of dividends and distributions, if any. Without waivers/reimbursements, performance would be lower.

                                    [CHART]

Old Westbury Capital Opportunity Fund (for calendar years ended December 31st)

 1998      1999      2000      2001      2002     2003
 ----      ----      ----      ----      ----     ----
(1.65)    13.61      6.62      1.02     (12.20)


During the periods shown in the bar chart, the highest return for a quarter was 22.90% (quarter ended 12/31/99) and the lowest return for a quarter was (18.67)% (quarter ended 9/30/98).


    Average Annual Total Returns                 Past    Past    Since
    (for the calendar year ended 12/31/03)      One Year 5 Years Inception*
    -----------------------------------------------------------------------
    Fund Return Before Taxes                        %        %       %
    -----------------------------------------------------------------------
    Fund Return After Taxes on Distributions/1/     %        %       %
    -----------------------------------------------------------------------
    Fund Return After Taxes on Distributions
    and Sale of Shares/1/                           %        %       %
    -----------------------------------------------------------------------
    Russell 2500 Index                              %        %       %
    -----------------------------------------------------------------------

*Inception date of 2/28/97.
/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Performance Bar Chart and Total Return--International Fund

   The bar chart and table shown below provide some indication of the risks of investing in the Old Westbury International Fund by showing changes in its performance from year to year and by comparing the Fund's performance to a broad-based securities index. The Morgan Stanley Capital International: Europe, Australia, and Far East ("MSCI EAFE") Index is an unmanaged index generally representative of the performance of international stock markets. While past performance (before and after taxes) does not necessarily predict future performance, this information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns. Fund performance reflects fee waivers and/or expense reimbursements and reinvestment of dividends and distributions, if any. Without waivers/reimbursements, performance would be lower.
                                    [CHART]

Old Westbury International Fund (for calendar years ended December 31st)

1994     1995   1996   1997    1998    1999   2000     2001     2002    2003
----     ----   ----   ----    ----    ----   ----     ----     ----    ----
(11.27)% 2.37% 21.29% (1.45)% (1.14)% 29.20% (10.28)% (25.63)% (15.21)%


During the periods shown in the bar chart, the highest return for a quarter was 16.95% (quarter ended 12/31/98) and the lowest return for a quarter was (18.48)% (quarter ended 9/30/02).


     Average Annual Total Returns                 Past     Past    Past
     (for the calendar year ended 12/31/03)       One Year 5 Years 10 years
     ----------------------------------------------------------------------
     Fund Return Before Taxes                           %        %       %
     ----------------------------------------------------------------------
     Fund Return After Taxes on Distributions/1/        %        %       %
     ----------------------------------------------------------------------
     Fund Return After Taxes on Distributions and
     Sale of Shares/1/                                  %        %       %
     ----------------------------------------------------------------------
     MSCI EAFE Index (net dividends)                    %        %       %
     ----------------------------------------------------------------------



/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Performance Bar Chart and Total Return--Fixed Income Fund

   The bar chart and table shown below provide some indication of the risks of investing in the Old Westbury Fixed Income Fund by showing changes in its performance from year to year and by comparing the Fund's performance to a broad-based securities index. The Lehman Brothers Government/Credit Total Index, is an unmanaged index composed of all bonds that are investment grade. While past performance (before and after taxes) does not necessarily predict future performance, this information provides you with historical performance information so that you analyze whether the Fund's investment risks are balanced by its potential returns. Fund performance reflects fee waivers and/or expense reimbursements and reinvestment of dividends and distributions, if any. Without waivers/reimbursements, performance would be lower.

                                    [CHART]

Old Westbury Fixed Income Fund (for calendar years ended December 31st)

 1999      2000     2001     2002     2003
 ----      ----     ----     ----     ----
(2.75)    10.56     7.02     10.32


During the periods shown in the bar chart, the highest return for a quarter was 6.12% (quarter ended 9/30/02) and the lowest return for a quarter was (1.80)% (quarter ended 3/31/99).


     Average Annual Total Returns                      Past     Since
     (for the calendar year ended 12/31/03)            One Year Inception*
     ---------------------------------------------------------------------
     Fund Return Before Taxes                               %      %
     ---------------------------------------------------------------------
     Fund Return After Taxes on Distributions/1/            %      %
     ---------------------------------------------------------------------
     Fund Return After Taxes on Distributions and Sale
     of Shares/1/                                           %      %
     ---------------------------------------------------------------------
     Lehman Brothers Government/Credit Total Index          %      %
     ---------------------------------------------------------------------

*Inception date of 3/12/98.
/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Performance Bar Chart and Total Return--Municipal Bond Fund

   The bar chart and table shown below provide some indication of the risks of investing in the Old Westbury Municipal Bond Fund by showing changes in its performance from year to year and by comparing the Fund to a broad-based securities index. The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of performance of the tax-exempt bond market. While past performance (before and after taxes) does not necessarily predict future performance, this information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns. Fund performance shown below reflects fee waivers and/or expense reimbursements and reinvestment of dividends and distributions, if any. Without waivers/reimbursements, performance would have been lower.
                                    [CHART]

Old Westbury Municipal Bond Fund (for calendar years ended December 31st)

 1999        2000       2001      2002       2003
 ----        ----       ----      ----       ----
(3.47)%     12.56%      4.25%     10.90%


During the periods shown in the bar chart, the highest return for a quarter was 5.35% (quarter ended 9/30/02) and the lowest return for a quarter was (2.46)% (quarter ended 6/30/99).


     Average Annual Total Returns                      Past     Since
     (for the calendar year ended 12/31/03)            One Year Inception*
     ---------------------------------------------------------------------
     Fund Return Before Taxes                               %       %
     ---------------------------------------------------------------------
     Fund Return After Taxes on Distributions/1/            %       %
     ---------------------------------------------------------------------
     Fund Return After Taxes on Distributions and Sale
     of Shares/1/                                           %       %
     ---------------------------------------------------------------------
     Lehman Brothers Municipal Bond Index                   %       %
     ---------------------------------------------------------------------

*Inception date of 3/6/98.
/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                           SUMMARY OF FUND EXPENSES

   This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.



                                           Large Cap     Capital      Inter-   Fixed   Municipal
                                            Equity     Opportunity   national  Income    Bond
                                             Fund         Fund         Fund     Fund     Fund
                                           ---------   -----------   --------  ------  ---------
Shareholder Fees
 (Fees Paid Directly From
 Your Investment)
Maximum Sales Charge (Load)
 Imposed on Purchases
 (as a percentage of offering price)......   None         None         None     None     None
Annual Fund Operating Expenses (1)
 Expenses That are Deducted
 From Fund Assets
Management Fee............................   0.68%        0.63%        0.75%    0.45%    0.45%
Distribution and Service (12b-1) Fee......   0.25%        0.25%        0.25%    0.25%    0.25%
Other Expenses............................      %            %            %        %        %
Total Annual Fund Operating
 Expenses.................................      %            %            %        %        %
--------
(1) For the FYE 10/31/03. The Adviser voluntarily waived a portion of its management fee to limit
    Other Expenses. Shown below are the net expenses of the Funds. The Adviser can terminate this voluntary waiver and/or reimbursement at any time.
   Waiver of Fund Expenses................      %            %            %        %        %
   Total Actual Annual Fund
    Operating
    Expenses (After Waivers)..............      %            %            %        %        %


Example

   This Example is intended to help you compare the cost of investing in each Fund's Shares with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund's Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's shares operating expenses are before waivers and reimbursements as estimated in the table and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                     Large Cap   Capital    Inter-  Fixed  Municipal
                      Equity   Opportunity national Income   Bond
                       Fund       Fund       Fund    Fund    Fund
                     --------- ----------- -------- ------ ---------
            1 Year..     $          $         $       $        $
            3 Years.     $          $         $       $        $
            5 Years.     $          $         $       $        $
            10 Years     $          $         $       $        $

                PRINCIPAL SECURITIES IN WHICH THE FUNDS INVEST

Equity Securities

   Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. Funds purchasing equity securities cannot predict the income they will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business.

   The following describes the principal type of equity securities in which a Fund may invest, where that security has been referred to in the Fund's strategy section.

  Common Stocks

   Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.


Fixed Income Securities

   Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

   A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. Securities with higher risks generally have higher yields.

   The following describes the principal types of fixed income securities in which a Fund may invest, where that security has been referred to in the Fund's strategy section.

  Treasury Securities

   Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

  Agency Securities

   Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (a GSE) acting under federal authority. The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

   A Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the interest rate and prepayment risks of these mortgage backed securities.

  Corporate Debt Securities

   Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

   In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

  Commercial Paper

   Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturin g paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

  Demand Instruments

   Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. A Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

  Mortgage Backed Securities

   Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

   Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments from the underlying mortgages. As a result, the holders assume all the risks of the underlying mortgages.

  Collateralized Mortgage Obligations (CMOs)

   CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and interest rate risks for each CMO class.

  Floaters and Inverse Floaters

   Floaters and inverse floaters allocate interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

  Bank Instruments

   Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

Tax Exempt Securities

   Tax exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes, but may be subject to federal AMT. Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax exempt securities by their source of repayment.

   The following describes the principal types of fixed income securities in which a Fund may invest, where that security has been referred to in the Fund's strategy section.

  General Obligation Bonds

   General obligation bonds are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer's authority to impose additional taxes may be limited by its charter or state law.

  Special Revenue Bonds

   Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality's general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds.

  Private Activity Bonds

   Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company's loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds.

   Although Fund distributions attributable to interest on private activity bonds generally is not subject to regular federal income tax, such distributions generally are subject to federal AMT.

  Tax Increment Financing Bonds

   Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants' sales, and related tax collections, failed to increase as anticipated.

  Municipal Notes

   Municipal notes are short-term tax exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

  Variable Rate Demand Instruments

   Variable rate demand instruments are tax exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. A Fund treats demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond thirteen months.

  Municipal Leases

   Municipalities may enter into leases for equipment or facilities. In order to comply with state public financing laws, these leases are typically subject to annual appropriation. In other words, a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget. After the lease ends, the lessor can resell the equipment or facility but may lose money on the sale.

   A Fund may invest in securities supported by pools of municipal leases. The most common type of lease-backed securities are certificates of participation
(COPs). However, the Fund may also invest directly in individual leases.

Foreign Securities

   Foreign securities are securities of issuers based outside the United States. The Funds consider an issuer to be based outside the United States if:

   . it is organized under the laws of, or has a principal office located in, another country;

   .   the principal trading market for its securities is in another country; or

   . it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

   Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing.

  Depositary Receipts

   Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Derivative Contracts

   Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

   Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

   For example, a Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

   A Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and a counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

   Depending upon how a Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease a Fund's exposure to interest rate and currency risks, and may also expose a Fund to liquidity and leverage risks. OTC contracts also expose a Fund to credit risks in the event that a counterparty defaults on the contract.

   The Funds may trade in the following types of derivative contracts.

  Futures Contracts

   Futures contracts are obligations to provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts.

   The Funds may buy and sell the following types of futures contracts: financial futures and stock index futures. The International Fund may also buy and sell foreign currency futures contracts.

  Options

   Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.


   A Fund may:

   . Buy call options on individual securities and futures contracts in anticipation of an increase in the value of the underlying asset;

   . Buy put options on individual securities and futures contracts in anticipation of a decrease in the value of the underlying asset; and

   .   Buy or write options to close out existing options positions.

      A Fund may also write call options on individual securities and futures contracts to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, a Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

      A Fund may also write put options on individual securities and futures contracts to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price.

      When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

  Hedging

   Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. A Fund may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. A Fund's ability to hedge may be limited by the costs of the derivatives contracts. A Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions may not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to a Fund.

Investments in Other Investment Companies

   The Funds may invest their assets in securities of other investment companies as an efficient means of carrying out their investment policies. Investment companies incur certain expenses such as management fees, and, therefore, any investment by the Funds in shares of other investment companies may be subject to such duplicate expenses.

   The Funds may also invest in various exchange traded funds ("ETFs"), subject to the Fund's investment objective, policies, and strategies. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of ETFs are:

   . "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

   . "Qubes" (QQQ), are securities that represent ownership in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

   . "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

   . "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a Fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the Fund's investment strategies.

                       OTHER INFORMATION ABOUT THE FUNDS

Temporary Defensive Investments

   To minimize potential losses and maintain liquidity necessary to meet shareholder redemptions during adverse market conditions, each of the Old Westbury Funds may temporarily depart from its principal investment strategy by investing up to 100% of Fund assets in cash or short-term, high quality money market instruments (e.g. commercial paper, repurchase agreements, etc.). This may cause a Fund to temporarily forego greater investment returns for the safety of principal and a Fund may therefore not achieve its investment objective.

Portfolio Turnover

   The Funds do not intend to invest for the purpose of seeking short-term profits. Securities will be sold without regard to the length of time they have been held when the Funds' Adviser believes it is appropriate to do so in light of each Fund's investment objective. A higher portfolio turnover rate involves greater transaction expenses which must be borne directly by a Fund (and thus, indirectly by its shareholders), and affects Fund performance. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to that Fund's shareholders, are taxable to them potentially as ordinary income.

                   SPECIFIC RISKS OF INVESTING IN THE FUNDS

Stock Market Risks

   The Equity Funds are subject to fluctuations in the stock markets, which have periods of increasing and decreasing values. Stocks have greater volatility than debt securities. While greater volatility increases risks, it offers the potential for greater reward.

Risks Relating to Company Size

   Stock market risk is also related to the size of the company issuing stock. Companies may be categorized as having a small, medium, or large capitalization

(market value). The potential risks are higher with small- and medium-capitalization companies and lower with large-capitalization companies. Therefore, you should expect investments in the Capital Opportunity Fund and, to a lesser extent, the International Fund may be more volatile than broad stock market indices such as the S&P 500 or funds that invest exclusively in large-capitalization companies.

Risks of Foreign Investing

   Foreign securities pose additional risks over U.S.-based securities for a number of reasons. Because the International Fund invests primarily in foreign securities, and the Capital Opportunity Fund can invest in Canadian securities, these factors may adversely affect the value of an investment in these Funds. Foreign economic, governmental, and political systems may be less favorable than those of the U.S. Foreign governments may exercise greater control over their economies, industries, and citizens' rights. Specific risk factors related to foreign securities include: inflation, structure and regulation of financial markets, liquidity and volatility of investments, currency exchange rates and regulations, and accounting standards. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign securities may be subject to high levels of foreign taxation. In addition, the International Fund and the Capital Opportunity Fund may incur higher costs and expenses when making foreign investments, which will affect the Funds' total return.

   Foreign securities may be denominated in foreign currencies. Therefore, the value of a Fund's assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Although the International Fund and the Capital Opportunity Fund value their assets daily in U.S. dollars, they will not convert their holdings of foreign currencies to U.S. dollars daily. Therefore, the Funds may be exposed to currency risks over an extended period of time.

Currency Risks

   Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

   The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Emerging Market Securities Risks

   The International Fund may invest up to 50% of its assets in developing or emerging market securities. Investments in developing or emerging market securities are subject to higher risks than those in developed market countries because there is greater uncertainty in less established markets and economies. These risks include political, social or economic systems, smaller securities markets, lower trading volume, and substantial rates of inflation.

Interest Rate Risks

   Risks of fixed income securities will affect the Funds.

   Prices of fixed-rate debt securities generally move in the opposite direction of interest rates. The interest payments on fixed-rate debt securities do not change when interest rates change. Therefore, since the price of these securities can be expected to decrease when interest rates increase, the value of investments in a Fund may go down. Although the Adviser attempts to anticipate interest rate movements, there is no guarantee that it will be able to do so.

   Fixed income securities may be subject to maturity risks. Longer-term debt securities will experience greater price volatility than debt securities with shorter maturities. You can expect the net asset value of a Fund to fluctuate accordingly.

   Fixed income securities also have credit risks. The credit quality of a debt security is based upon the issuer's ability to repay the security. If payments on a debt security are not made when due, that may cause the net asset value of a Fund holding the security to go down.

   Fixed income securities may also be subject to call risk. If interest rates decline, an issuer may repay (or "call") a debt security held by a Fund prior to its maturity. If this occurs, the Adviser may have to reinvest the proceeds in debt securities paying lower interest rates. If this happens, a Fund may have a lower yield.

   In addition, the Fixed Income Fund may invest in "inverse floaters," which are a form of "derivative" debt security, and whose price may be subject to extreme fluctuation in the event of interest rate movements.

Municipal Securities Risks

   An investment in the Municipal Bond Fund will be affected by municipal securities risks. Local political and economic factors may adversely affect the value and liquidity of municipal securities held by the Fund. The value of municipal securities also may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that the interest on an otherwise tax-exempt municipal security may be subject to federal income tax.

Prepayment and Extension Risks

   An investment in the Fixed Income Fund will be subject to asset-backed and mortgage-backed securities risks which includes prepayment when interest rates fall because many borrowers refinance mortgages to take advantage of more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the volume of home sales. The Fund's yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment may also decrease the value of mortgage-backed securities. When interest rates rise, such securities are subject to the risk that an expected level of prepayments will not occur, resulting in a longer effective maturity of the security. As a result of this extension risk, the value of such securities may decline.

   Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. However, both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations.

Investment Ratings

   Some securities in which the Income Funds invest will be rated in the lowest investment grade category (e.g. BBB or Baa). Securities rated BBB by Standard and Poor's or Baa by Moody's Investors Service, Inc. have speculative characteristics. Unrated securities will be determined by the Adviser to be of like quality and may have greater risk (but a potentially higher yield) than comparable rated securities. If a security is downgraded, the Adviser will re-evaluate the security and determine whether or not the security is an acceptable investment.

Futures and Options Risks

   The Funds may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions. The Funds may also use such investments as a broad based investment in the stock market. Similarly, the International Fund may also use foreign currency futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in foreign currency rates. The successful use of futures, options and other derivative instruments is based on the Adviser's ability to correctly anticipate market movements. When the direction of the prices of a Fund's securities does not correlate with the changes in the value of these transactions, or when the trading market for derivatives becomes illiquid, a Fund could lose money.

Risks of ETFs

   ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Fund can generate brokerage expenses.

                             WHAT DO SHARES COST?

   You can buy shares of a Fund at net asset value (NAV), without a sales charge, on any day the New York Stock Exchange (NYSE) is open for business. NAV is determined at the end of regular trading (normally 4 p.m., Eastern time) each day the NYSE is open. Your purchase order must be received in proper form (as described below) by 4:00 p.m. (Eastern time) in order to receive that day's NAV.


   Each Fund's NAV is computed by dividing the value of the Fund's net assets (i.e., the value of a Fund's securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding. Portfolio securities for which market quotations are readily available are valued at market value. All other investment assets of the Funds are valued in such manner as the Board of Directors, in good faith, deems appropriate to reflect their fair value. If events occur that materially affect the value of the security between the time trading ends on a particular security and the close of the normal trading session of the NYSE, the Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors. The effect of using fair value pricing is that a Fund's net asset value will be subject to the judgment of the Board of Directors or its designee instead of being determined by market prices. Since some Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the Funds do not price their shares, the value of those Funds' assets may change on days when you will not be able to purchase or redeem fund shares.

   To open an account with one of the Funds, your first investment must be at least $1,000. However, you can add to your account for as little as $100. In special circumstances, these minimums may be waived or lowered at the Funds' discretion.

                           HOW DO I PURCHASE SHARES?


   Shares of each Fund may be purchased by mail or by wire through the Distributor (BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services) or through a Shareholder Servicing Agent or Broker-Dealer that has an agreement with the Distributor or with the Adviser (an "Authorized Dealer"). Each of the Fund, Adviser and Distributor reserves the right to reject any purchase request at any time.



   If you purchase shares directly from the Distributor, your account will be maintained by the transfer agent of the Funds, BISYS Fund Services Ohio, Inc. (the "Transfer Agent"). For account balance information and shareholder services, you may call the Transfer Agent at (800) 607-2200. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Funds' Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, Social Security number, and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. If any of the above requested information is missing, we may reject your account and return your application or take such other action as we deem reasonable as permitted by law. Please review your account application for additional information.


  By Mail

   Through an Authorized Dealer


   Contact your Authorized Dealer for instructions. Shares will be issued upon receipt of payment by the Funds in which you are investing (see "Additional Conditions--Transactions Through Intermediaries").


   Through the Distributor


   .   Contact the Transfer Agent for the Purchase Application;



   .   Complete the Purchase Application; and

   .   Mail it together with a check payable to name of the Fund to:

      Old Westbury Funds, Inc.
      P.O. Box 180267
      Columbus, OH 43218-2067

   Subsequent investments in a Fund do not require a Purchase Application; however, the shareholder's account number must be clearly marked on the check to ensure proper credit.

   Subsequent investments may also be made by sending a check with the detachable coupon that regularly accompanies the confirmation of a previous transaction.

   The Funds will not accept the following payments: third party checks; money orders; traveler's checks; credit card convenience checks; or checks drawn in a foreign currency.

  By Wire

   Investments may be made directly through the use of wire transfers of federal funds. Shares purchased by wire will be effected at the public offering price next determined after acceptance of the order by the Distributor.

   Through an Authorized Dealer

   Contact your Authorized Dealer for instructions.

   Through the Distributor


   If you do not have a relationship with an Authorized Dealer, you may purchase shares directly from the Distributor by federal funds wire, after completing and submitting the Purchase Application. No Purchase Application is required for subsequent investments.


   Complete applications should be directed to:

    Old Westbury Funds, Inc.
    P.O. Box 180267
    Columbus, OH 43218-2067

   Please contact the Transfer Agent at (800) 607-2200 for complete instructions.

                            HOW DO I REDEEM SHARES?

   Shares of each Fund may be redeemed by mail or by wire through an Authorized Dealer or through the Transfer Agent.

   Redemptions will only be made on days when a Fund computes its NAV. When your redemption request is received in proper form, shares of the Fund will be redeemed at its next determined NAV.

   Redemption requests must be received by 4:00 p.m. (Eastern time) in order for shares to be redeemed at that day's NAV. Redemption proceeds will normally be mailed the following business day, but in no event more than seven days, after the request is made.

  By Telephone

   Through your Authorized Dealer

   Contact your Authorized Dealer for complete instructions. Your Authorized Dealer may accept your redemption request if you have previously elected this service. See "Additional Conditions" for information regarding telephone transactions.

   Through the Transfer Agent

   For shareholders whose accounts are maintained by the Transfer Agent, if you have authorized the telephone redemption privilege in your Purchase Application, you may redeem shares by calling the Transfer Agent at (800) 607-2200.

  By Mail

   Through your Authorized Dealer

   Send a letter to your Authorized Dealer, indicating your name, the Fund name, your account number, and the number of shares or dollar amount you want to redeem. Your request must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign).

   Shareholders may also redeem Fund shares through participating organizations holding such shares who have made arrangements with the Funds permitting them to redeem such shares by telephone or facsimile transmission and who may charge a fee for this service.

   Through the Transfer Agent

   For shareholders whose accounts are maintained by the Transfer Agent, redemptions may be made by sending a written redemption request indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem to:

    Old Westbury Funds, Inc.
    P.O. Box 180267
    Columbus, OH 43218-2067

   For additional assistance, call (800) 607-2200.

  Additional Conditions


Transactions Through Intermediaries



   Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of the Fund at the Fund's net asset value next determined after your order is received by an organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by an organization. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds or the Distributor. These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. Neither the Funds nor the Distributor is responsible for ensuring that the organizations carry out their obligations to their customers.


Signature Guarantees

   You must have a signature guarantee on written redemption requests:

   . when you want a redemption to be sent to an address other than the one you have on record with the Fund;

   . when you want the redemption payable to someone other than the shareholder of record;

   .   when your account address has changed within the last 10 business days;

   . when the redemption proceeds are being transferred to another Fund account with a different registration; or

   . when the redemption proceeds are being wired to bank instructions currently not on your account.

   A signature guarantee is designed to protect your account from fraud. We accept signature guarantees only from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.


Limitations on Redemption Proceeds

   Redemption proceeds normally are mailed within one business day after receiving a request in proper form. However, payment may be delayed up to seven days:

   .   to allow your purchase payment to clear;

   .   during periods of market volatility; or

   . when a shareholder's trade activity or amount adversely impacts a Fund's ability to manage its assets; or

   . during periods when the NYSE is closed other than on customary weekend and holiday closings, when trading is restricted, if an emergency exists as determined by the Securities and Exchange Commission ("SEC"), or by other order of the SEC.


   You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund. When you have made your initial investment by check, the proceeds of your redemption may be held up to 10 business days until the Transfer Agent is satisfied that the check has cleared. You can avoid this delay by purchasing shares by wire. Redemptions made after an account has been opened, but before a customer's identity has been verified, which may take up to five business days, must be made in writing, even if the redemption involves shares purchased by wire.



Telephone Transactions



   The Funds make every effort to insure that telephone redemptions and exchanges are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions. Telephone transaction privileges, including purchases, redemptions and exchanges placed by telephonic instructions or facsimile instructions, may be revoked at any time at the discretion of the Funds without advance notice to shareholders. In such cases, and at times of peak activity when it may be difficult to place requests by phone, transaction requests may be made by regular mail.


                           HOW DO I EXCHANGE SHARES?


   You may exchange shares of a Fund for shares of any of the other Funds offered in this prospectus free of charge, provided you meet the $1,000 minimum investment requirement. An exchange is treated as a redemption and subsequent purchase, and is therefore a taxable transaction. As stated above, the Funds reserve the right to reject any purchase order for any reason. Signatures must be guaranteed if you request and exchange into another Fund with a different shareholder registration. The Funds will provide shareholders with 60 days' written notice prior to any modification of this exchange privilege. See "Additional Conditions--Verifying Telephone Transactions" for information regarding exchanging shares by telephone.


   Exchanges may be made by sending a written request to Old Westbury Funds, Inc., P.O. Box 180267, Columbus OH 43218-2067 or by calling 1-800-607-2200.
Please provide the following information:

   .   your name and telephone number

   .   the exact name on your account and account number

   .   taxpayer identification number (usually your Social Security number)

   .   dollar value or number of shares to be exchanged

   .   the name of the Fund from which the exchange is to be made

   .   the name of the Fund into which the exchange is being made.

                         ACCOUNT AND SHARE INFORMATION

Confirmations and Account Statements

   You will receive confirmation of purchases, redemptions and exchanges. In addition, you will receive periodic statements reporting all account activity, including dividends and capital gains paid.

Fund Distribution

   Distribution (if any) are paid to shareholders invested in the Funds on the record date. Distribution from net investment income (dividends and interest less expenses) are declared and paid semi-annually for the Fixed Income and Municipal Bond Funds and annually for the Large Cap Equity, Capital Opportunity and International Funds. Net capital gains, if any, are declared and distributed at least annually. Your distributions will be automatically reinvested in additional shares unless you elect cash payments.


   If you purchase shares just before a Fund declares a distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, whether or not you reinvest the distribution in additional shares. Therefore, you should consider the tax implications of purchasing shares shortly before the Fund declares a distribution. Contact your investment professional or the Fund for information concerning when distributions will be paid.


Householding



   In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call 1-800-607-2200, or if your shares are held through a financial institution, please contact them directly. We will begin sending your individual copies with the next scheduled mailing.


Taxes

   The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to tax-exempt shareholders or those holding Fund shares through a tax-advantaged account such as a 401(k) plan or individual retirement account. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation, including state, local and foreign tax consequences of investing in a Fund. Please see the Statement of Additional Information for additional federal income tax information.

   We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized capital gains, if any. In general, distributions of the Municipal Bond Fund's net investment income from tax-exempt securities will not be subject to federal income tax, although a portion of such distributions may be subject to the federal AMT. Distributions from the Municipal Bond Fund's net investment income from other sources and net short-term capital gains, if any, and distributions from the other Funds' ordinary income and net short-term capital gain, if any, will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, will be taxable to you as long-term capital gain.

Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

   Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

   If more than 50% of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund can file an election with the IRS that requires you to include a pro-rata portion amount of the Fund's foreign withholding taxes in your gross income, and treat such amount as foreign taxes paid by you. In general, you can either deduct such amount in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. We expect the Old Westbury International Fund to be eligible for this election. It is not expected that any other Funds in this Prospectus will be eligible for this election.

   If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

   Your redemptions (including redemptions-in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

   Foreign residents may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents may be subject to back-up withholding taxes.

                            WHO MANAGES THE FUNDS?

   The Board of Directors governs the Funds. The Board oversees the Adviser, Bessemer Investment Management LLC, a wholly-owned subsidiary of Bessemer Trust Company, N.A. ("Bessemer"). The Adviser manages the Funds' assets, including buying and selling portfolio securities. The Adviser's address is 630 Fifth Avenue, New York, New York 10111. In May 2001, the Adviser was formed by Bessemer to conduct all of its investment advisory activities. Prior to May 2001, the investment advisory activities were provided by Bessemer.


   Bessemer is a subsidiary of The Bessemer Group, Incorporated ("BGI"). The Adviser, and other subsidiaries of The Bessemer Group, Incorporated, advise or provide investment, fiduciary and personal banking services to approximately 1,800 client relationship; with total assets under supervision of approximately
$     billion as of December 31, 2003. Bessemer Group (UK) Limited, located at
One Stanhope Gate, London, United Kingdom, a wholly-owned subsidiary of BGI, serves as Sub-Adviser to the International Fund ("Sub-Adviser" as referenced in description of the International Fund). Bessemer has also retained Glynn Capital Management LLC as sub-adviser to the Capital Opportunity Fund (the "Sub-Adviser" as referenced in the description of the Capital Opportunity
Fund). Glynn Capital Management LLC is located at 3000 Sand Hill Road, Building 4, Suite 235, Menlo Park, California. The fees of the Sub-Advisers are included in the advisory fees set forth below.


   For its services under an Advisory Contract, the Adviser receives an Advisory Fee from each Fund, computed daily and payable monthly, in accordance with the following schedule:


                                   First $100 Second $100   Average
                                   million of million of   net assets
                                    average     average    exceeding
                                   net assets net assets  $200 million
                                   ---------- ----------- ------------
          Large Cap Equity Fund...    0.70%      0.65%        0.60%
          Capital Opportunity Fund    0.70%      0.65%        0.60%
          International Fund......    0.80%      0.75%        0.70%
          Fixed Income Fund.......    0.45%      0.40%        0.35%
          Municipal Bond Fund.....    0.45%      0.40%        0.35%



   For the fiscal year ended October 31, 2002, the Funds each paid advisory fees as a percentage of its average net assets as follows: 0.68% Large Cap Equity Fund; 0.63% Capital Opportunity Fund; 0.75% International Fund; 0.45% Fixed Income Fund; and 0.45% Municipal Bond Fund. The Statement of Additional Information has more information about Bessemer and the Sub-Advisers, as well as the Funds' other service providers.





   Individual portfolio managers of the Funds are responsible for managing the Funds as set forth below:



   Ms. Kathleen Millard, Managing Director of the Adviser and Portfolio Manager, is primarily responsible for the day-to-day investment management of the Large Cap Equity Fund. Ms. Millard joined Bessemer and the Adviser on August 25, 2003. Prior to joining Bessemer, Ms. Millard served as Managing Director and Head of the Large Cap Core Portfolio Selection Team at Deutsche Asset

Management ("Deutsche"). Ms. Millard has spent the last 12 years with Scudder Stevens & Clark, and Zurich Scudder, predecessor of Deutsche. Prior to Deutsche, she was an analyst and portfolio manager at Chase Manhattan Bank. Ms. Millard received her Bachelor of Arts degree from Princeton University in 1983 and became a Chartered Financial Analyst in 1986.



   Ms. Yun Jae Chung, Managing Director of the Adviser and Portfolio Manager, has been primarily responsible for the day-to-day investment management of the Capital Opportunity Fund since May, 2000. Prior to joining Bessemer in 1995, she was a research analyst at NatWest Securities USA. Ms. Chung first served as a Research Assistant at County NatWest Securities, USA during the years 1989 through 1991. From 1988 to 1989, Ms. Chung was an Assistant with D.H. Blair & Company. She received her Bachelor of Arts degree from Rutgers College in 1988. Ms. Chung is an active member of the Bank and Finance Analysts Association and the Association for Insurance and Financial Analysts.



   John W. Glynn, founder and President of the Sub-Adviser to the Capital Opportunity Fund, is responsible for investment management of the technology component of the Fund's Portfolio. Mr. Glynn has been an active investor in public and private companies in the technology and life sciences markets since 1970. He received his undergraduate degree from University of Notre Dame, a law degree from University of Virginia School of Law and an MBA from the Graduate School of Business, Stanford University.



   Ms. Hermione Davies, Managing Director of the Adviser and Portfolio Manager, manages Bessemer's International Equity Investments and is primarily responsible for the day-to-day investment management of the International Fund. Ms. Davies has managed the Fund since July, 1998. She is a member of the Bessemer Investment Policy and Strategy Committee. Prior to joining Bessemer in 1986, Ms. Davies was with Guinness Mahon and Co. Ltd., responsible for Japanese investments and management of the offshore unit trust Pacific Fund. Ms. Davies holds a B.A. from Oxford University in 1981 and a postgraduate Diploma in Economics from Birkbeck College, University of London in 1984.



   Mr. Harold S. Woolley, Managing Director of the Adviser and Portfolio Manager, is primarily responsible for the day-to-day investment management of the Fixed Income Fund. Mr. Woolley has managed the Fund since its inception. Mr. Woolley has headed the fixed income investments group at Bessemer, N.A. since 1985. Prior to joining Bessemer in 1985, Mr. Woolley was a managing director and head of fixed income investments for the Equitable Investment Management Corp. and a Vice President of the Equitable Life Assurance Society of the U.S. Mr. Woolley graduated with an A.B. from Bucknell University, and holds an M.B.A. from the Amos Tuck School of Graduate Business, Dartmouth College. Mr. Woolley is a Chartered Financial Analyst.

   Mr. Bruce A. Whiteford, Managing Director of the Adviser and Portfolio Manager, is primarily responsible for the day-to-day investment management of Municipal Bond Fund. Mr. Whiteford has managed the Fund since its inception. Prior to joining Bessemer in 1996, Mr. Whiteford oversaw $5 billion in fixed income investments as Vice President, Manager--U.S. Fixed Income Funds Group, Chase Asset Management, a division of Chase Manhattan Bank, N.A. from 1986 to 1996. Mr. Whiteford graduated from the University of South Carolina with a B.S. in Finance.

                          DISTRIBUTION OF FUND SHARES

   The Funds' Board of Directors has adopted a Rule 12b-1 distribution and service plan on behalf of each Fund (the "Plans") and, pursuant to the Plans, each Fund and BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Distributor") have entered into a Distribution Agreement and a Shareholder Servicing Agreement. Each Fund has also entered into a Shareholder Servicing Agreement with the Adviser.

   Under the Distribution Agreements, the Distributor serves as distributor of the Funds' shares. For nominal consideration (i.e., $1.00) and as agent for the Fund, the Distributor solicits orders for the purchase of the Funds' shares provided that any orders will not be binding on the Funds until accepted by the Funds as principal. The Distribution Agreements also provide that the Distributor may receive reimbursements of up to .10% per annum of each Fund's average daily net assets for distribution and marketing expenses. Such fees would be paid out of the Fund's assets and over time the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

   Under Shareholder Servicing Agreements, the Distributor and the Adviser each are permitted to receive up to a total of .25% per annum of each Fund's average daily net assets (the "Shareholder Servicing Fee") to permit them to make payments to third parties for providing shareholder services. In addition, the Adviser, under its Shareholder Servicing Agreements, is permitted to receive a Shareholder Servicing Fee to compensate it for providing shareholder services. The total Shareholder Servicing Fee in the aggregate will not exceed 0.25% per annum of the average daily net assets of a Fund. The maximum amount payable under the Plans is 0.35% per annum of the average net assets of each Fund.

   The Plans and the Shareholder Servicing Agreements also provide that the Adviser or the Distributor may make payments from time to time from their own resources (which may include the advisory fees of the Adviser) and past profits for certain enumerated purposes.

                             FINANCIAL INFORMATION

Financial Highlights

   The following financial highlights are intended to help you understand each Fund's financial performance for its past five fiscal years, or since inception, if the life of a Fund is shorter. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions.

   This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' audited financial statements, is included in the Annual Report which is available upon request free of charge.

                                                       OLD WESTBURY FUNDS, INC.
                                                           FINANCIAL HIGHLIGHTS
                               (For a share outstanding throughout each period)
--------------------------------------------------------------------------------



                                                              Large Cap Equity Fund*
                                         ----------------------------------------------------------------
                                         For the Year For the Year For the Year  For the Year For the Year
                                            Ended        Ended        Ended         Ended        Ended
                                         October 31,  October 31,  October 31,   October 31,  October 31,
                                             2003         2002         2001          2000         1999
                                         ------------ ------------ ------------  ------------ ------------
Net asset value, beginning of period....                $  10.88     $  14.85      $  12.99     $ 10.01
                                              -         --------     --------      --------     -------
Investment Operations:
 Net investment loss....................                   (0.01)          --(d)      (0.06)      (0.03)
 Net realized and unrealized
   gains/(losses) on investments........                   (1.02)       (3.97)         1.92        3.02
                                              -         --------     --------      --------     -------
   Total from investment operations.....                   (1.03)       (3.97)         1.86        2.99
                                              -         --------     --------      --------     -------
Distributions:
 Net investment income..................                      --           --            --       (0.01)
                                              -         --------     --------      --------     -------
   Total Distributions..................                      --           --            --       (0.01)
                                              -         --------     --------      --------     -------
Net asset value, end of period..........                $   9.85     $  10.88      $  14.85     $ 12.99
                                              =         ========     ========      ========     =======
Total Return............................                   (9.5%)      (26.7%)        14.3%       29.9%
Annualized Ratios/ Supplementary Data:
Net assets at end of period (000).......                $150,729     $136,548      $171,308     $84,566
Ratio of expenses to average net assets.                   1.25%        1.25%         1.28%       1.23%
Ratio of net investment loss to average
 net assets.............................                  (0.08%)      (0.04%)       (0.50%)     (0.41%)
Ratio of expenses to average net assets*                   1.26%        1.28%            (a)      1.42%
Ratio of net investment loss to average
 net assets**...........................                  (0.09%)      (0.07%)           (a)     (0.60%)
Portfolio turnover rate.................                     84%          75%          121%        116%

--------------------------------------------------------------------------------

 *  Prior to February 16, 2004, the Fund was named Core Equities Fund.


** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.


(a) There were no voluntary fee reductions during the period.




(b)Less than $0.01 per share.


(c)Not annualized.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
--------------------------------------------------------------------------------




                                                          Capital Opportunity Fund
                                      -----------------------------------------------------------------
                                      For the Year For the Year  For the Year For the Year For the Year
                                         Ended        Ended         Ended        Ended        Ended
                                      October 31,  October 31,   October 31,  October 31,  October 31,
                                          2003         2002          2001         2000         1999
                                      ------------ ------------  ------------ ------------ ------------
Net asset value, beginning of
 period..............................                $  13.61      $  14.04     $  11.31     $  10.63
                                           -         --------      --------     --------     --------
Investment Operations:
 Net investment income/ (loss).......                      --(b)       0.17         0.11         0.04
 Net realized and unrealized
   gains/ (losses) on investments....                   (0.91)        (0.46)        2.65         0.64
                                           -         --------      --------     --------     --------
   Total from investment operations..                   (0.91)        (0.29)        2.76         0.68
                                           -         --------      --------     --------     --------
Distributions:
 Net investment income...............                   (0.12)        (0.14)       (0.03)          --
                                           -         --------      --------     --------     --------
   Total Distributions...............                   (0.12)        (0.14)       (0.03)          --
                                           -         --------      --------     --------     --------
Net asset value, end of period.......                $  12.58      $  13.61     $  14.04     $  11.31
                                           =         ========      ========     ========     ========
Total Return.........................                   (6.8%)        (2.1%)       24.4%         6.4%
Annualized Ratios/ Supplementary
 Data:
Net assets at end of period (000)....                $501,467      $446,722     $370,240     $205,919
Ratio of expenses to average net
 assets..............................                   1.18%         1.23%        1.34%        1.38%
Ratio of net investment
 income/(loss) to average net
 assets..............................                   0.07%         1.28%        1.00%        0.12%
Ratio of expenses to average net
 assets*.............................                      (a)           (a)          (a)       1.40%
Ratio of net investment
 income/(loss) to average net
 assets*.............................                      (a)           (a)          (a)       0.10%
Portfolio turnover rate..............                     13%            3%         126%         102%

--------------------------------------------------------------------------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.
(a) There were no voluntary fee reductions during the period.
(b) Less than $0.01 per share.

                                                       OLD WESTBURY FUNDS, INC.
                                                           FINANCIAL HIGHLIGHTS
                               (For a share outstanding throughout each period)
--------------------------------------------------------------------------------




                                                             International Fund
                                      ----------------------------------------------------------------
                                      For the Year For the Year  For the Year For the Year For the Year
                                         Ended        Ended         Ended        Ended        Ended
                                      October 31,  October 31,   October 31,  October 31,  October 31,
                                          2003         2002          2001         2000         1999
                                      ------------ ------------  ------------ ------------ ------------
Net asset value, beginning of
 period..............................                $   8.11      $  11.89     $  12.24     $   9.74
                                           -         --------      --------     --------     --------
Investment Operations:
 Net investment income...............                    0.06          0.05         0.06         0.14
 Net realized and unrealized
   gains/(losses) on investments,
   and foreign currencies............                   (1.27)        (3.13)       (0.25)        2.61
                                           -         --------      --------     --------     --------
   Total from investment operations..                   (1.21)        (3.08)       (0.19)        2.75
                                           -         --------      --------     --------     --------
Distributions:
 Net investment income...............                      --(b)      (0.04)       (0.16)       (0.25)
 Net realized gains..................                      --         (0.66)          --           --
                                           -         --------      --------     --------     --------
   Total Distributions...............                      --         (0.70)       (0.16)       (0.25)
                                           -         --------      --------     --------     --------
Net asset value, end of period.......                $   6.90      $   8.11     $  11.89     $  12.24
                                           =         ========      ========     ========     ========
Total Return.........................                  (14.9%)       (27.4%)       (1.6%)       28.8%
Annualized Ratios/ Supplementary
 Data:
Net assets at end of period (000)....                $299,917      $320,608     $450,325     $226,072
Ratio of expenses to average net
 assets..............................                   1.36%         1.37%        1.37%        1.43%
Ratio of net investment income to
 average net assets..................                   0.89%         0.46%        0.49%        0.80%
Ratio of expenses to average net
 assets*.............................                      (a)           (a)          (a)       1.46%
Ratio of net investment income to
 average net assets*.................                      (a)           (a)          (a)       0.77%
Portfolio turnover rate..............                    160%          154%         103%         160%

--------------------------------------------------------------------------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.
(a) There were no voluntary fee reductions during the period.
(b) Less than $0.01 per share.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
--------------------------------------------------------------------------------




                                                   Fixed Income Fund
                            ---------------------------------------------------------------
                            For the Year For the Year For the Year For the Year For the Year
                               Ended        Ended        Ended        Ended        Ended
                            October 31,  October 31,  October 31,  October 31,  October 31,
                                2003         2002         2001         2000         1999
                            ------------ ------------ ------------ ------------ ------------
Net asset value, beginning
 of period.................                $ 10.94      $ 10.13      $ 10.07       $10.93
                                 -         -------      -------      -------       ------
Investment Operations:
  Net investment
   income**................                   0.39         0.56         0.52         0.48
  Net realized and
   unrealized gains/
   (losses) on
   investments**...........                   0.22         0.76         0.10        (0.75)
                                 -         -------      -------      -------       ------
   Total from investment
    operations.............                   0.61         1.32         0.62        (0.27)
                                 -         -------      -------      -------       ------
Distributions:
  Net investment
   income..................                  (0.41)       (0.51)       (0.56)       (0.51)
  Net realized gains.......                     --           --           --        (0.08)
                                 -         -------      -------      -------       ------
   Total Distributions.....                  (0.41)       (0.51)       (0.56)       (0.59)
                                 -         -------      -------      -------       ------
Net asset value, end of
 period....................                $ 11.14      $ 10.94      $ 10.13       $10.07
                                 =         =======      =======      =======       ======
Total Return...............                   5.9%        13.4%         6.5%        (2.7%)
Annualized Ratios/
 Supplementary Data:
Net assets at end of period
 (000).....................                $54,212      $30,515      $18,105       $9,208
Ratio of expenses to
 average net assets........                  1.05%        1.05%        1.05%        1.05%
Ratio of net investment
 income to average
 net assets**..............                  4.09%        5.51%        5.66%        4.96%
Ratio of expenses to
 average net assets*.......                  1.13%        1.17%        1.47%        3.16%
Ratio of net investment
 income/(loss) to average
 net assets*...............                  4.01%        5.39%        5.24%        2.85%
Portfolio turnover rate....                    25%          52%          28%          83%

--------------------------------------------------------------------------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.

** As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.03, increase net realized and unrealized gains and losses per share by $0.03 and decrease the ratio of net investment income to average net assets from 4.09% to 3.77%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

                                                       OLD WESTBURY FUNDS, INC.
                                                           FINANCIAL HIGHLIGHTS
                               (For a share outstanding throughout each period)
--------------------------------------------------------------------------------




                                                  Municipal Bond Fund
                            ---------------------------------------------------------------
                            For the Year For the Year For the Year For the Year For the Year
                               Ended        Ended        Ended        Ended        Ended
                            October 31,  October 31,  October 31,  October 31,  October 31,
                                2003         2002         2001         2000         1999
                            ------------ ------------ ------------ ------------ ------------
Net asset value, beginning
 of period.................                $ 11.16      $ 10.35      $  9.92      $ 10.62
                               ------      -------      -------      -------      -------
Investment Operations:
  Net investment
   income..................                   0.34         0.35         0.39         0.31
  Net realized and
   unrealized gains/
   (losses) on
   investments.............                   0.32         0.79         0.46        (0.65)
                               ------      -------      -------      -------      -------
   Total from investment
    operations.............                   0.66         1.14         0.85        (0.34)
                               ------      -------      -------      -------      -------
Distributions:
  Net investment
   income..................                  (0.32)       (0.33)       (0.42)       (0.32)
  Net realized gains.......                  (0.13)          --           --        (0.04)
                               ------      -------      -------      -------      -------
   Total Distributions.....                  (0.45)       (0.33)       (0.42)       (0.36)
                               ------      -------      -------      -------      -------
Net asset value, end of
 period....................                $ 11.37      $ 11.16      $ 10.35      $  9.92
                               ======      =======      =======      =======      =======
Total Return...............                   6.2%        11.2%         8.8%        (3.3%)
Annualized Ratios/
 Supplementary Data:
Net assets at end of period
 (000).....................                $62,258      $46,566      $25,542      $19,484
Ratio of expenses to
 average net assets........                  1.05%        1.05%        1.05%        1.05%
Ratio of net investment
 income to average net
 assets....................                  3.30%        3.63%        4.03%        3.50%
Ratio of expenses to
 average net assets*.......                  1.09%        1.12%        1.26%        2.05%
Ratio of net investment
 income to average net
 assets*...................                  3.26%        3.56%        3.82%        2.50%
Portfolio turnover rate....                    71%          74%         106%          96%

--------------------------------------------------------------------------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.

   A Statement of Additional Information (SAI) dated February 16, 2004 is incorporated by reference into this prospectus. Additional information about each Fund's investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report discusses market conditions and investment strategies that significantly affected each Fund's performance during their last fiscal year. To obtain the SAI, Annual Report, Semi-Annual Reports and other information without charge, and make inquiries, call your investment professional or the Fund at 1-800-607-2200.


  Information from the Securities and Exchange Commission:
  You can obtain copies of Fund documents from the SEC as follows:

  In person:
  Public Reference Room in Washington, D.C. (For information about their operation, call 1-202-942-8090.)

  By mail:
  Securities and Exchange Commission
  Public Reference Section
  Washington, D.C. 20549-0102
  (The SEC charges a fee to copy any documents.)

  On the EDGAR database via the Internet:
  www.sec.gov

  By electronic request:
  publicinfo@sec.gov.
  (The SEC charges a fee to copy any documents.)


Distributor
BISYS Fund Services Limited Partnership (d/b/a BISYS Fund Services) P.O. Box 180267
Columbus, OH 43218-2067

Administrator
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

Cusip 680414307
Cusip 680414208
Cusip 680414109
Cusip 680414406
Cusip 680414505

Investment Company Act file no. 811-7912

                            OLD WESTBURY FUNDS, INC.


                       Statement of Additional Information


                                February 16, 2004



                       Old Westbury Large Cap Equity Fund

                      Old Westbury Capital Opportunity Fund
                         Old Westbury International Fund
                         Old Westbury Fixed Income Fund
                        Old Westbury Municipal Bond Fund


This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for the Funds dated February 16, 2004. This SAI incorporates by reference the Funds' Annual Report. You may obtain the prospectus or Annual Report without charge by calling 1-800-607-2200.


--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------

How Are The Funds Organized?...................................................2
Securities In Which The Funds Invest...........................................2
Securities Descriptions, Techniques And Risks..................................3
Investment Restrictions.......................................................17
Who Manages And Provides Services To The Funds?...............................19
How Do The Funds Measure Performance?.........................................31
Account Information And Pricing Of Shares.....................................35
How Are The Funds Taxed?......................................................36
Financial Information.........................................................43
Appendix......................................................................44

HOW ARE THE FUNDS ORGANIZED?
--------------------------------------------------------------------------------


Old Westbury Funds, Inc. (the "Corporation") is an open-end, management investment company that was established under the laws of the State of Maryland on August 26, 1993. Old Westbury Capital Opportunity Fund changed its name from Old Westbury Growth Opportunity Fund on May 31, 2000. Old Westbury Large Cap Equity Fund changed its name from Old Westbury Core Equities Fund on February 16, 2004.


The Funds are diversified portfolios of the Corporation. The Corporation may offer separate series of shares representing interests in separate portfolios of securities.

SECURITIES IN WHICH THE FUNDS INVEST
--------------------------------------------------------------------------------


The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks. The Prospectus for the Funds highlight the principal investment strategies, investment techniques and risks. This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds. The following table sets forth additional information concerning permissible investments and techniques for each of the Funds. A "Y" in the table indicates that the Fund may purchase or engage in the corresponding instrument or technique. A "N" indicates the Fund (1) is prohibited by investment restriction or policy from purchasing the instrument or engaging in the technique or (2) does not intend to purchase or engage in the corresponding instrument or technique although the Fund is not prohibited from doing so. Following the table is further information describing the investments and techniques listed in the table.

----------------------------------------------------------------------------------------------
Securities                            Large Cap  Capital      International  Fixed   Municipal
                                      Equity     Opportunity  Fund           Income  Bond
                                      Fund       Fund                        Fund    Fund
----------------------------------------------------------------------------------------------
American Depositary Receipts          Y          Y            Y              N       N
----------------------------------------------------------------------------------------------
Asset-Backed Securities               N          N            N              Y       N
----------------------------------------------------------------------------------------------
Bank Obligations                      Y          Y            Y              Y       Y
----------------------------------------------------------------------------------------------
Borrowing                             Y          Y            Y              Y       Y
----------------------------------------------------------------------------------------------
Commercial Paper                      Y          Y            Y              Y       Y
----------------------------------------------------------------------------------------------
Common Stock of Domestic Companies    Y          Y            Y              N       N
----------------------------------------------------------------------------------------------
Common Stock of Foreign Companies     Y          Y            Y              N       N
----------------------------------------------------------------------------------------------
Convertible Securities                Y          Y            Y              Y       N
----------------------------------------------------------------------------------------------
Corporate Reorganizations             Y          Y            Y              Y       Y
----------------------------------------------------------------------------------------------
Debt Obligations                      Y          Y            Y              Y       Y
----------------------------------------------------------------------------------------------
Derivative Contracts and Securities   Y          Y            Y              Y       Y
----------------------------------------------------------------------------------------------
Emerging Growth Companies             Y          Y            Y              N       N
----------------------------------------------------------------------------------------------
Emerging Market Companies             N          N            Y              N       N
----------------------------------------------------------------------------------------------
European Depositary Receipts          N          N            Y              N       N
----------------------------------------------------------------------------------------------
Fixed Rate Debt Obligations           Y          Y            Y              Y       Y
----------------------------------------------------------------------------------------------
Floating Rate Debt Obligations        Y          Y            Y              Y       Y
----------------------------------------------------------------------------------------------
Foreign Currency Transactions         Y          Y            Y              Y       N
----------------------------------------------------------------------------------------------
Foreign Securities                    Y          Y            Y              Y       N
----------------------------------------------------------------------------------------------
Futures and Options Transactions      Y          Y            Y              Y       Y
----------------------------------------------------------------------------------------------
Global Depositary Receipts            N          N            Y              N       N
----------------------------------------------------------------------------------------------
High Yield Securities                 Y          Y            Y              Y       N
----------------------------------------------------------------------------------------------

                                        2

----------------------------------------------------------------------------------------------
Securities                            Large Cap  Capital      International  Fixed   Municipal
                                      Equity     Opportunity  Fund           Income  Bond
                                      Fund       Fund                        Fund    Fund
----------------------------------------------------------------------------------------------
Illiquid and Restricted Securities    Y          Y            Y              Y       Y
----------------------------------------------------------------------------------------------
Inverse Floaters                      N          N            N              Y       N
----------------------------------------------------------------------------------------------
Lending of Portfolio Securities       Y          Y            Y              Y       Y
----------------------------------------------------------------------------------------------
Money Market Instruments              Y          Y            Y              Y       Y
----------------------------------------------------------------------------------------------
Mortgage-Backed Securities            N          N            N              Y       N
----------------------------------------------------------------------------------------------
Municipal Securities                  N          N            N              Y       Y
----------------------------------------------------------------------------------------------
Participation Interests               N          N            N              N       Y
----------------------------------------------------------------------------------------------
Preferred Stocks                      Y          Y            Y              N       N
----------------------------------------------------------------------------------------------
Repurchase Agreements                 Y          Y            Y              Y       Y
----------------------------------------------------------------------------------------------
Small and Mid-Capitalization Stocks   Y          Y            Y              N       N
----------------------------------------------------------------------------------------------
Shares of Other Investment Companies  Y          Y            Y              Y       Y
----------------------------------------------------------------------------------------------
Short-Sales                           Y          N            N              N       N
----------------------------------------------------------------------------------------------
U.S. Government Securities            Y          Y            Y              Y       Y
----------------------------------------------------------------------------------------------
Temporary Investments                 Y          Y            Y              Y       Y
----------------------------------------------------------------------------------------------
Variable Rate Demand Notes            Y          Y            Y              Y       Y
----------------------------------------------------------------------------------------------
Warrants                              Y          Y            Y              N       N
----------------------------------------------------------------------------------------------
When-Issued and Delayed Delivery      Y          Y            Y              Y       Y
Transactions
----------------------------------------------------------------------------------------------
Zero Coupon Bonds                     N          N            N              Y       N
----------------------------------------------------------------------------------------------


SECURITIES DESCRIPTIONS, TECHNIQUES AND RISKS
--------------------------------------------------------------------------------

The following describes securities, techniques and risks used by the Funds in addition to those described in the prospectus.

ASSET-BACKED SECURITIES. Asset-backed securities are issued by non-governmental entities and carry no direct or indirect government guarantee. Asset-Backed Securities represent an interest in a pool of assets such as car loans and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds.

Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. Also, these securities may be subject to prepayment risk.

BANK OBLIGATIONS. Bank Obligations include negotiable certificates of deposit, time deposits and bankers acceptances. The Funds will invest in bank instruments
(i) that have been issued by banks and savings and loans and savings banks that have more than $2 billion in total assets and are organized under the laws of the United States or any state; (ii) of foreign branches of these banks or of foreign banks of equivalent size; and (iii) of U.S. branches of foreign banks of equivalent size. The Funds will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Funds may also invest in obligations of the European Investment Bank, the Inter-American Development Bank or the World Bank and other such similar institutions.

BORROWING. The Funds may borrow money from banks or through reverse repurchase agreements in amounts up to one-third of total assets and pledge some assets as collateral. A Fund that borrows will pay interest on borrowed money and may incur other transaction costs. These expenses can exceed the income received or capital appreciation realized by the Fund from any securities purchased with borrowed money. With respect to borrowings, the Funds are required to maintain continuous asset coverage to 300% of the amount borrowed. If the coverage declines to less than 300%, the Fund must sell sufficient portfolio securities, even at a loss, to restore the coverage.

COMMERCIAL PAPER. The Funds may invest in commercial paper, including master demand obligations. Master demand obligations provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The commercial paper in which the Funds may invest must be rated A-1 or A-2 by Standard & Poor's (S&P), Prime-1 or Prime-2 by Moody's Investors Service, Inc. (Moody's), or F-1 or F-2 by Fitch IBCA, Inc. (Fitch). Master demand obligations are governed by agreements between the issuer and Bessemer Trust Company, N.A., acting as agent, for no additional fee, in its capacity as investment adviser to the Funds and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Funds' quality restrictions. Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations.

COMMON STOCKS. Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the issuer's earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

CONVERTIBLE SECURITIES. Certain Funds may, as an interim alternative to investment in common stocks, purchase investment grade convertible debt securities having a rating of, or equivalent to, at least "BBB" by S&P or "Baa" by Moody's, or if unrated, judged by the Adviser to be of comparable quality. Securities rated BBB or Baa have speculative characteristics. Convertible securities may include convertible preferred stock, convertible bonds and convertible bonds of foreign issues. Although lower rated bonds generally have higher yields, they are more speculative and subject to a greater risk of default with respect to the issuer's capacity to pay interest and repay principal than are higher rated debt securities.

In selecting convertible securities, the Adviser relies primarily on its own evaluation of the issuer and the potential for capital appreciation through conversion. It does not rely on the rating of the security or sell because of a change in the rating absent a change in its own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals. Interest or dividend yield is a factor only to the extent it is reasonably consistent with prevailing rates for securities of similar quality and thereby provides a support level for the market price of the security. The Funds will purchase the convertible securities of highly leveraged issuers only when, in the judgment of the Adviser, the risk of default is outweighed by the potential for capital appreciation. The Funds do not intend to purchase convertible securities in excess of 5% of the Fund's total assets.

CORPORATE REORGANIZATIONS. Each Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Adviser, there is reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Funds.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offerer as well as the dynamics of the business climate when the offer or proposal is in process.

In making such investments, each Fund will not violate any of its diversification requirements or investment restrictions (see "Investment Restrictions") including the requirement that, with respect to 75% of its total assets, not more than 5% of its total assets may be invested in the securities of any one issuer. Since such investments are ordinarily short term in nature, they will increase the turnover ratio of the Funds thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments as well as monitor the effect of such investments on the federal income tax qualification tests of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund does not intend to purchase these securities in excess of 5% of that Fund's total assets.


CREDIT QUALITY. Generally, the fixed income securities in which a Fund invests will be rated at least investment grade by a nationally recognized statistical ratings organization (NRSRO). Investment grade securities have received one of an NRSRO's four highest ratings. Securities receiving the fourth highest rating (Baa by Moody's or BBB by S&P or Fitch) have speculative characteristics and changes in the market or the economy are more likely to affect the ability of the issuer to repay its obligations when due. The Adviser will evaluate downgraded securities and will sell any security determined not to be an acceptable investment. International Fund, Large Cap Equity Fund, Capital Opportunity Fund and the Fixed Income Fund may invest up to 5% of their net assets in securities rated below investment grade, but not below the sixth highest rating category (commonly known as "junk bonds"). (See "High Yield Securities")


DEBT OBLIGATIONS. The Funds may invest in the following type of debt obligations, including bonds, notes, and debentures of corporate issuers or governments, which may have fixed or floating rates of interest.

FIXED RATE DEBT OBLIGATIONS. Fixed rate debt obligations include fixed rate debt securities with short-term characteristics. Fixed rate securities with short-term characteristics are long-term debt obligations but are treated in the market as having short maturities because call features of the securities may make them callable within a short period of time. A fixed rate security with short-term characteristics includes a fixed income security priced close to call or redemption price or a fixed income security approaching maturity, where the expectation of call or redemption is high.

Fixed rate securities exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described below, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

FLOATING RATE DEBT OBLIGATIONS. The Funds may invest in floating rate debt obligations including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days to an increment over some predetermined interest rate index). Commonly utilized indices include the three-month

Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. Increasing rate securities' rates are reset periodically at different levels on a predetermined scale. These levels of interest are ordinarily set at progressively higher increments over time. Some increasing rate securities may, by agreement, revert to a fixed rate status. These securities may also contain features which allow the issuer the option to convert the increasing rate of interest to a fixed rate under such terms, conditions, and limitations as are described in each issuer's prospectus.

DEPOSITARY RECEIPTS. American Depositary Receipts (ADRs) are receipts, issued by a U.S. bank, that represent an interest in shares of a foreign-based corporation. ADRs provide a way to buy shares of foreign-based companies in the U.S. rather than in overseas markets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts, issued by foreign banks or trust companies, or foreign branches of U.S. banks, that represent an interest in shares of either a foreign or U.S. corporation. Depositary Receipts may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. Depositary Receipts involve many of the same risks of investing directly in foreign securities.

EMERGING GROWTH COMPANIES. Emerging Growth Companies are companies that are beyond their initial start-up periods but have not yet reached a state of established growth or maturity. The nature of investing in emerging growth companies involves a greater level of risk than would be associated when investing in more established seasoned companies. The rate of growth of such companies may at times be dramatic; such companies often provide new products or services that enable them to capture a dominant or important market position, or have a special area of expertise, or are able to take advantage of changes in demographic factors in a more profitable way than other companies. These companies may have limited product lines, markets or financial resources and may lack management depth since they have not been tested by time or the marketplace. The securities of emerging growth companies often have limited marketability and may be subject to more volatile market movements than securities of larger, more established growth companies or the market averages in general. Shares of the Capital Opportunity Fund and International Fund, therefore, may be subject to greater fluctuation in value than funds investing entirely in proven growth stocks.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Forward Foreign Currency Exchange Contracts ("Forward Contracts") are used to minimize the risks associated with changes in the relationship between the U.S. dollar and foreign currencies. They are used to lock in the U.S. dollar price of a foreign security. A Forward Contract is a commitment to purchase or sell a specific currency for an agreed price at a future date.

If the Adviser believes a foreign currency will decline against the U.S. dollar, a Forward Contract may be used to sell an amount of the foreign currency approximating the value of a Fund's security that is denominated in the foreign currency. The success of this hedging strategy is highly uncertain due to the difficulties of predicting the values of foreign currencies, of precisely matching Forward Contract amounts, and because of the constantly changing value of the securities involved. The Fund will not enter into Forward Contracts for hedging purposes in a particular currency in an amount in excess of the Fund's assets denominated in that currency. Conversely, if the Adviser believes that the U.S. dollar will decline against a foreign currency, a Forward Contract may be used to buy that foreign currency for a fixed dollar amount, otherwise known as cross-hedging.

In these transactions, the Fund will segregate assets with a market value equal to the amount of the foreign currency purchased. Therefore, the Fund will always have cash, cash equivalents or high quality debt securities available to cover Forward Contracts or to limit any potential risk. The segregated assets will be priced daily.

Forward Contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

PUT AND CALL OPTIONS ON FOREIGN CURRENCIES. Purchasing and writing put and call options on foreign currencies are used to protect the Fund's portfolio against declines in the U.S. dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. Writing an option on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Fund could lose money if it is required to purchase or sell foreign currencies at disadvantageous exchange rates. If exchange rate movements are adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. These options are traded on U.S. and foreign exchanges or over-the-counter. The Fund may write (sell) covered call options and secured put options on up to 25% of net assets and may purchase put and call options provided that no more than 5% of net assets may be invested in premiums on such options.

FOREIGN SECURITIES. The Funds, other than the Municipal Bond Fund, may invest in certain foreign securities; however, the only foreign securities the Capital Opportunity Fund may invest in are securities of Canadian-based companies. Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Amounts realized on foreign securities may be subject to high levels of foreign withholding and other taxes which may decrease the net return on foreign investments as compared to amounts realized by the Funds by domestic securities.

Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Investments are made primarily in those regions where, in the opinion of the Funds' Adviser/Sub-Adviser, there are opportunities to achieve superior investment returns relative to other investment opportunities outside the United States. The International Fund does not, however, generally invest in debt or equity securities of U.S. issuers. The International Fund emphasizes those industrial sectors of the world's market, which, in the opinion of its Adviser, and Sub-Adviser offer the most attractive risk/reward relationships. Securities of any given issuer are evaluated on the basis of such measures as price/earnings ratios, price/book ratios, cash flows and dividend and interest income.

Since investments in foreign securities may involve foreign currencies, the value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations, including currency blockage.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, the Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

CANADIAN COMPANIES. The Capital Opportunity Fund may invest more than 10% of its total assets in Canadian Securities. Canadian securities are sensitive to conditions within Canada, but also tend to follow the U.S. market. The country's economy relies strongly on the production and processing of natural resources. In addition, the value in U.S. dollars of the Fund's assets denominated in Canadian currency may be affected by changes in exchange rates and regulations.

DERIVATIVE CONTRACTS AND SECURITIES. The term derivative has traditionally been applied to certain contracts (futures, forward, option and swap contracts) that derive their value from changes in the value of an underlying security, currency, commodity or index. Derivatives also refer to securities that incorporate the performance characteristics of these contracts and securities derived from the cash flows from underlying securities, mortgages or other obligations. While the response of certain derivatives to market changes may differ from traditional investments like stocks and bonds, they do not necessarily present greater market risks than traditional investments. Derivative contracts and securities can reduce or increase the volatility of an investment portfolio's total performance.

Depending upon how a Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to market and currency risks, and may also expose the Fund to liquidity and leverage risks. Over-the-Counter contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract. (See "Foreign Currency Transactions" and "Futures and Options Transactions" herein for more information.)

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are generally used to obtain foreign currencies to settle securities transactions. They can also be used as a hedge to protect assets against adverse changes in foreign currency exchange rates or regulations. When the Fund uses foreign currency exchanges as a hedge, it may also limit potential gain that could result from an increase in the value of such currencies. The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations. Foreign currency hedging transactions are used to protect against foreign currency exchange rate risks. These transactions include: forward foreign currency exchange contracts, foreign currency futures contracts, and purchasing put or call options on foreign currencies.

FUTURES AND OPTIONS TRANSACTIONS. As a means of reducing fluctuations in its net asset value, a Fund may buy and sell futures contracts and options on futures contracts, and buy put and call options on portfolio securities and securities indices to hedge its portfolio or a Fund may also write covered put and call options on portfolio securities to attempt to increase its current income or to hedge its portfolio. There is no assurance that a liquid secondary market will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

FUTURES CONTRACTS. A futures contract is a commitment by two parties under which one party agrees to make delivery of an asset (seller) and another party agrees to take delivery of the asset at a certain time in the future. A futures contract may involve a variety of assets including commodities (such as oil, wheat, or corn) or a financial asset (such as a security). A Fund may purchase and sell financial futures contracts: (i) to hedge against anticipated changes in the value of its portfolio without necessarily buying or selling the securities; (ii) as a broad based investment in the stock market or (iii) for any other reason deemed appropriate by the Adviser in achieving the Fund's investment objective. A Fund's use of futures contracts for non-hedging purposes is subject to certain limits described below. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a futures contract is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts call for cash settlements. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or liquid assets in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

A Fund may purchase and sell stock index futures contracts: (i) to hedge against anticipated price changes with respect to any stock index traded on a recognized stock exchange or board of trade; (ii) as a broad based investment in the stock market or (iii) for any other reason deemed appropriate by the Adviser in achieving the Fund's investment objective. A stock index futures contract is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the price of the original contract and the value of the index at the close of the last trading day of the contract. No physical delivery of the underlying securities in the index is made. Settlement is made in cash upon termination of the contract.

MARGIN IN FUTURES TRANSACTIONS. Since a Fund does not pay or receive money upon the purchase or sale of a futures contract, it is required to deposit an amount of initial margin in cash, U.S. government securities or highly-liquid debt securities as a good faith deposit. The margin is returned to the Fund upon termination of the contract. Initial margin in futures transactions does not involve borrowing to finance the transactions. As the value of the underlying futures contract changes daily, the Fund pays or receives cash, called variation margin, equal to the daily change in value of the futures contract. This process is known as marking to market. Variation margin does not represent a borrowing or loan by the Fund. It may be viewed as a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. When the Fund purchases futures contracts, it will maintain, at a minimum, an amount of cash and/or cash equivalents, equal to the underlying commodity value of the futures contracts to "collateralize" the position and insure that the futures contracts are covered. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

LIMITS ON NON-HEDGING USE OF FUTURES AND OPTIONS. A Fund will limit its uses of futures contracts and options for non-hedging purposes. First, a Fund will not enter into a futures contract or purchase an option thereon for other than hedging purposes if immediately thereafter the initial margin deposits for futures contracts held by it, plus premiums paid by it for open options on futures contracts, would exceed 5% of the market value of its net assets, after taking into account the unrealized profits and losses on those contracts it has entered into. However, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%. In the alternative, a Fund will not enter into futures transactions for non-hedging purposes if the aggregate notional values exceeds the liquidation value of its portfolio.

PUT OPTIONS ON FINANCIAL AND STOCK INDEX FUTURES CONTRACTS. A Fund may purchase listed put options on financial and stock index futures contracts to protect portfolio securities against decreases in value. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities.

Alternatively, a Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

A Fund may also write (sell) listed put options on financial or stock index futures contracts to hedge its portfolio against a decrease in market interest rates or an increase in stock prices. A Fund will use these transactions to purchase portfolio securities in the future at price levels existing at the time it enters into the transaction. When a Fund sells a put on a futures contract, it receives a cash premium in exchange for granting to the buyer of the put the right to receive from the Fund, at the strike price, a short position in such futures contract. This is so even though the strike price upon exercise of the option is greater than the value of the futures position received by such holder. As market interest rates decrease or stock prices increase, the market price of the underlying futures contract normally increases. When the underlying futures contract increases, the buyer of the put option has less reason to exercise the put because the buyer can sell the same futures contract at a higher price in the market. If the value of the underlying futures position is not such that exercise of the option would be profitable to the option holder, the option will generally expire without being exercised. The premium received by the Fund can then be used to offset the higher prices of portfolio securities to be purchased in the future.

In order to avoid the exercise of an option sold by it, generally a Fund will cancel its obligation under the option by entering into a closing purchase transaction, unless it is determined to be in the Fund's interest to deliver the underlying futures position. A closing purchase transaction consists of the purchase by the Fund of an option having the same term as the option sold by the Fund, and has the effect of canceling the Fund's position as a seller. The premium which the Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying futures position at the time of each transaction. If the hedge is successful, the cost of buying the second option will be less than the premium received by the Fund for the initial option.

CALL OPTIONS ON FINANCIAL AND STOCK INDEX FUTURES CONTRACTS. A Fund may write
(sell) listed and over-the-counter call options on financial and stock index futures contracts to hedge its portfolio. When the Fund writes a call option on a futures contract, it undertakes to sell a futures contract at the fixed price at any time during the life of the option. As stock prices fall or market interest rates rise, causing the prices of futures to go down, the Fund's obligation to sell a futures contract costs less to fulfill, causing the value of the Fund's call option position to increase. In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can substantially offset the drop in value of the Fund's portfolio securities.

Prior to the expiration of a call written by a Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then substantially offset the decrease in value of the hedged securities.

A Fund may buy a listed call option on a financial or stock index futures contract to hedge against decreases in market interest rates or increases in stock price. A Fund will use these transactions to purchase portfolio securities in the future at price levels existing at the time it enters into the transaction. When a Fund purchases a call on a financial futures contract, it receives in exchange for the payment of a cash premium the right, but not the obligation, to enter into the underlying futures contract at a strike price determined at the time the call was purchased, regardless of the comparative market value of such futures position at the time the option is exercised. The holder of a call option has the right to receive a long (or buyer's) position in the underlying futures contract. As market interest rates fall or stock prices increase, the value of the underlying futures contract will normally increase, resulting in an increase in value of the Fund's option position. When the market price of the underlying futures contract increases above the strike price plus premium paid, the Fund could exercise its option and buy the futures contract below market price. Prior to the exercise or expiration of the call option, the Fund could sell an identical call option and close out its position. If the premium received upon selling the offsetting call is greater than the premium originally paid, the Fund has completed a successful hedge.

LIMITATION ON OPEN FUTURES POSITIONS. A Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if together the value of the open positions exceeds the current market value of the Fund's portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

PURCHASING PUT AND CALL OPTIONS ON SECURITIES. A Fund may purchase put options on portfolio securities to protect against price movements in the Fund's portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. A Fund may purchase call options on securities acceptable for purchase to protect against price movements by locking in on a purchase price for the underlying security. A call option gives the Fund, in return for a premium, the right to buy the underlying security from the seller at a specified price during the term of the option.

WRITING COVERED CALL AND PUT OPTIONS ON SECURITIES. A Fund may write covered call and put options to generate income and thereby protect against price movements in the Fund's portfolio securities. As writer of a call option, the Fund has the obligation, upon exercise of the option during the option period, to deliver the underlying security upon payment of the exercise price. The Fund may only sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash or U.S. government securities in the amount of any additional consideration). As a writer of a put option, the Fund has the obligation to purchase a security from the purchaser of the option upon the exercise of the option. In the case of put options, the Fund will segregate cash or U.S. Treasury obligations with a value equal to or greater than the exercise price of the underlying securities.

STOCK INDEX OPTIONS. A Fund may purchase or sell put or call options on stock indices listed on national securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index. Upon the exercise of the option, the holder of a call option has the right to receive, and the writer of a put option has the obligation to deliver, a cash payment equal to the difference between the closing price of the index and the exercise price of the option. The effectiveness of purchasing stock index options will depend upon the extent to which price movements in the Fund's portfolio correlate with price movements of the stock index selected. The value of an index option depends upon movements in the level of the index rather than the price of a particular stock. Accordingly, successful use by a Fund of options on stock indices will be subject to the Adviser correctly predicting movements in the directions of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

OVER-THE-COUNTER OPTIONS. Over-the-counter options are two-party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third-party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not. A Fund may generally purchase and write over-the-counter options on portfolio securities or securities indices in negotiated transactions with the buyers or writers of the options when options on the Fund's portfolio securities or securities indices are not traded on an exchange. The Fund purchases and writes options only with investment dealers and other financial institutions deemed creditworthy by the Adviser.

RISKS. When a Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities or foreign currency subject to the futures contracts may not correlate perfectly with the prices of the securities or currency in the Fund's portfolio. This may cause the futures contract and any related options to react differently to market changes than the portfolio securities or foreign currency. In addition, the Adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements or foreign currency exchange rate fluctuations. In these events, the Fund may lose money on the futures contract or option.

When the Fund purchases futures contracts, it will maintain, at a minimum, an amount of cash and/or cash equivalents, equal to the underlying commodity value of the futures contracts to "collateralize" the position and insure that the futures contracts are covered. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.


HIGH YIELD SECURITIES. The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities (commonly known as "junk bonds") may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser will attempt to avoid exposing each Fund to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities. International Fund, Large Cap Equity Fund, Capital Opportunity Fund and Fixed Income Fund may purchase or hold not more than 5% of its net assets in securities rated below investment grade (but not lower than the sixth highest rating). Municipal Bond Fund will not invest in securities rated below investment grade.


The market for unrated securities may not be as liquid as the market for rated securities, which may result in depressed prices for the Funds in the disposal of such nonrated securities. There is no established secondary market for many of these securities. The Adviser cannot anticipate whether these securities could be sold other than to institutional investors. There is frequently no secondary market for the resale of those debt obligations that are in default. The limited market for these securities may affect the amount actually realized by each Fund upon such sale. Such sale may result in a loss to each Fund. There are certain risks involved in applying credit ratings as a method of evaluating high yield securities. For example, while credit rating agencies evaluate the safety of principal and interest payments, they do not evaluate the market risk of the securities and the securities may decrease in value as a result of credit developments.

Lower rated and nonrated securities tend to offer higher yields than higher rated securities with the same maturities because the creditworthiness of the obligors of lower rated securities may not have been as strong as that of other issuers. Since there is a general perception that there are greater risks associated with the lower-rated securities in each Fund, the yields and prices of such securities tend to fluctuate more with changes in the perceived quality of the credit of their obligors. In addition, the market value of high yield securities may fluctuate more than the market value of higher rated securities since high yield securities tend to reflect short-term market developments to a greater extent than higher rated securities, which fluctuate primarily in response to the general level of interest rates, assuming that there has been no change in the fundamental credit quality of such securities. High yield securities are also more sensitive to adverse economic changes and events affecting specific issuers than are higher rated securities. Periods of economic uncertainty can be expected to result in increased market price volatility of the high yield securities. High yield securities may also be directly and adversely affected by variables such as interest rates, unemployment rates, inflation rates and real growth in the economy and may be more susceptible to variables such as adverse publicity and negative investor perception than are more highly rated securities, particularly in a limited secondary market. Lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The obligors of lower rated securities possess less creditworthy characteristics than the obligors of higher rated securities, as is evidenced by those securities that have experienced a downgrading in rating or that are in default. The evaluation of the price of such securities is highly speculative and volatile. As such, these evaluations are very sensitive to the latest available public information relating to developments concerning such securities.

ILLIQUID AND RESTRICTED SECURITIES. The Funds may purchase securities which are subject to legal or contractual delays, restrictions, and costs on resale. Because of time limitations, the Funds might not be able to dispose of these securities at reasonable prices or at times advantageous to the Fund. The Fund intends to limit the purchase of restricted securities which have not been determined by the Adviser to be liquid, together with other securities considered to be illiquid, including repurchase agreements providing for settlement in more than seven days after notice, to not more than 15% of its net assets.

INVERSE FLOATERS. Certain securities issued by agencies of the U.S. government (agency securities) that include a class bearing a floating rate of interest also may include a class whose yield floats inversely against a specified index rate. These "inverse floaters" are more volatile than conventional fixed income or floating rate classes of an agency security and the yield thereon, as well as the value thereof, will fluctuate in inverse proportion to changes in the index on which interest rate adjustments are based. As a result, the yield on an inverse floater class of an agency security will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest. Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility. The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, a Fund may lend portfolio securities to securities broker-dealers or financial institutions if: (1) the loan is collateralized in accordance with applicable regulatory requirements including collateralization continuously at no less than 100% by marking to market daily, (2) the loan is subject to termination by a Fund at any time, (3) a Fund receives reasonable interest or fee payments on the loan, (4) a Fund is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed one-third of the value of a Fund's assets.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and a Fund can use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. In addition, if a Fund is unable to get the securities back on a timely basis, the Fund may lose certain investment opportunities. The Funds are also subject to the risks associated with the investment of cash collateral, usually fixed-income securities risk. The International Fund does not currently intend to lend portfolio securities in excess of 5% of its total assets.

MONEY MARKET INSTRUMENTS. The Funds may invest in money market instruments including obligations of the U.S. government and its agencies and instrumentalities, other short-term debt securities, commercial paper, bank obligations and money market mutual funds.

MORTGAGE-BACKED SECURITIES. Fixed Income Fund may invest in mortgage-backed securities. Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high rate mortgages when mortgage rates fall. This results in the prepayment of mortgage-backed securities, which deprives holders of the securities of the higher yields. Conversely, when mortgage rates increase, prepayments due to refinancings decline. This extends the life of mortgage-backed securities with lower yields. As a result, increases in prepayments of premium mortgage backed securities, or decreases in prepayments of discount mortgage-backed securities, may reduce their yield and price.

This relationship between interest rates and mortgage prepayments makes the price of mortgage-backed securities more volatile than most other types of fixed income securities with comparable credit risks. Mortgage backed securities tend to pay higher yields to compensate for this volatility.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). The following example illustrates how mortgage cash flows are prioritized in the case of CMOs - most of the CMOs in which the Fixed Income Fund invests use the same basic structure: (1) Several classes of securities are issued against a pool of mortgage collateral. A common structure may contain four classes of securities. The first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date, and the final class (Z bond) typically receives any excess income from the underlying investments after payments are made to the other classes and receives no principal or interest payments until the shorter maturity classes have been retired, but then receives all remaining principal and interest payments; (2) The cash flows from the underlying mortgages are applied first to pay interest and then to retire securities; (3) The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bond). When those securities are completely retired, all principal payments are then directed to the next shortest-maturity security (or B bond). This process continues until all of the classes have been paid off.

Because the cash flow is distributed sequentially instead of pro rata, as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal paydowns. The interest portion of these payments is distributed by the Funds as income, and the capital portion is reinvested.

MUNICIPAL SECURITIES. Municipal Securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transpiration projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Municipal securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

MUNICIPAL LEASES. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered illiquid. They may take the form of a lease, an installment purchase contract, or a conditional sales contract.

Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participant can only enforce lease payments as they became due. In the event of a default or failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants will be able to obtain an acceptable substitute source of payment.

VARIABLE RATE MUNICIPAL SECURITIES. The Fund may purchase municipal securities that have variable interest rates. Variable interest rates are ordinarily stated as a percentage of a published interest rate, interest rate index, or some similar standard, such as the 91-day U.S. Treasury bill rate.

Many variable rate municipal securities are subject to payment of principal on demand by the Fund usually in not more than seven days. All variable rate municipal securities will meet the quality standards for the Fund.

MUNICIPAL BOND INSURANCE. The Municipal Bond Fund may purchase municipal securities covered by insurance which guarantees the timely payment of principal at maturity and interest on such securities. These insured municipal securities are either (1) covered by an insurance policy applicable to a particular security, whether obtained by the issuer of the security or by a third party (Issuer-Obtained Insurance) or (2) insured under master insurance policies issued by municipal bond insurers, which may be purchased by the Fund. The premiums for the Policies may be paid by the Fund and the yield on the Fund's investments may be reduced thereby.

The Fund may require or obtain municipal bond insurance when purchasing municipal securities which would not otherwise meet the Fund's quality standards. The Fund may also require or obtain municipal bond insurance when purchasing or holding specific municipal securities, when, in the opinion of the Fund's Adviser, such insurance would benefit the Fund (for example, through improvement of portfolio quality or increased liquidity of certain securities). Issuer-Obtained Insurance policies are noncancellable and continue in force as long as the municipal securities are outstanding and their respective insurers remain in business. If a municipal security is covered by Issuer-Obtained Insurance, then such security need not be insured by the Policies purchased by the Fund.

PARTICIPATION INTERESTS. The Municipal Bond Fund may purchase participation interests from financial institutions such as commercial banks, savings associations, and insurance companies. These participation interests give the Fund an undivided interest in municipal securities. The financial institutions from which the Fund purchases participation interests frequently provide or secure irrevocable letters of credit or guarantees to assure that the participation interests are of high quality. The Directors will determine that participation interests meet the prescribed quality standards of the Fund.

PREFERRED STOCKS. Preferred stocks have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. The Fund may treat such redeemable preferred stock as a fixed income security.

REPURCHASE AGREEMENTS. A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities are ordinarily U.S. Treasury or other government obligations or high quality money market instruments. A Fund will require that the value of such underlying securities, together with any other collateral held by the Fund, always equals or exceeds the amount of the repurchase obligations of the vendor. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of such repurchase agreement will always be less than one year. A Fund's risk is primarily that, if the seller defaults, the proceeds from the disposition of underlying securities and other collateral for the seller's obligation are less than the repurchase price. If the seller becomes bankrupt, the Fund might be delayed in selling the collateral. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements are considered loans. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. The Funds will not enter into repurchase agreements of a duration of more than seven days if, taken together with other illiquid securities, more than 15% of that Fund's net assets would be so invested. Under normal market conditions, the Funds do not intend to purchase repurchase agreements in excess of 5% of that Fund's net assets.

SHARES OF OTHER INVESTMENT COMPANIES. The Funds may invest their assets in securities of other investment companies as an efficient means of carrying out their investment policies. Investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Funds in shares of other investment companies may be subject to such duplicate expenses.

SMALL AND MID CAPITALIZATION STOCKS. Small market companies ("Small-Cap Companies") are those with market capitalizations of $1 billion or less at the time of Capital Opportunity Fund's investment. Many Small-Cap Companies will have had their securities publicly traded, if at all, for only a short period of time and will not have had the opportunity to establish a reliable trading pattern through economic cycles. Investing in small and mid capitalization stocks may involve greater risk than investing in large capitalization stocks and more established companies, since they can be subject to greater volatility. The price volatility of Small-Cap Companies is relatively higher than larger, more mature companies. The greater price volatility of Small-Cap Companies may result from the fact that there may be less market liquidity, less information publicly available or few investors who monitor the activities of these companies. Further, in addition to exhibiting greater volatility, the stocks of Small-Cap Companies may, to some degree, fluctuate independently of the stocks of large companies. That is, the stocks of Small-Cap Companies may decline in price as the price of large company stocks rise or vice versa. In addition, the market prices of these securities may exhibit more sensitivity to changes in industry or general economic conditions. Some Small-Cap Companies will not have been in existence long enough to experience economic cycles or to know whether they are sufficiently well managed to survive downturns or inflationary periods. Further, a variety of factors may affect the success of a company's business beyond the ability of its management to prepare or compensate for them, including domestic and international political developments, government trade and fiscal policies, patterns of trade and war or other military conflict which may affect particular industries or markets or the economy generally.

Mid capitalization companies ("Mid-Cap Companies") are those with market capitalizations between $1 billion and $4 billion. The risks associated with investments in Mid-Cap Companies are similar to those associated with Small-Cap Companies as discussed above.


SHORT SALES. Large Cap Equity Fund may make short sales. A short sale occurs when a borrowed security is sold in anticipation of a decline in its price. If the decline occurs, shares equal in number to those sold short can be purchased at the lower price. If the price increases, the higher price must be paid. The purchased shares are then returned to the original lender. Risk arises because no loss limit can be placed on the transaction. When the Fund enters into a short sale, assets equal to the market price of the securities sold short or any lesser price at which the Fund can obtain such securities, are segregated on the Fund's records and maintained until the Fund meets its obligations under the short sale.


The Fund will not sell securities short unless it (1) owns, or has a right to acquire, an equal amount of such securities, or (2) has segregated an amount of its other assets equal to the lesser of the market value of the securities sold short or the amount required to acquire such securities. The segregated amount will not exceed 25% of the Fund's net assets. While in a short position, the Fund will retain the securities, rights, or segregated assets. Short selling may accelerate the recognition of gains.

U.S. GOVERNMENT SECURITIES. The Funds may invest in U.S. government securities which include:

..    direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;
..    notes, bonds, and discount notes issued or guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;
..    notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and
..    notes, bonds and discount notes of other U.S. government instrumentalities supported by the credit of the instrumentalities.

Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These instrumentalities are supported by:

..    the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;
..    the discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or
..    the credit of the agency or instrumentality.


TEMPORARY INVESTMENTS. Each Fund may maintain up to 100% of its assets in Money Market Instruments for temporary, defensive purposes. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and serves as a short-term defense during periods of unusual market volatility. The Money Market Instruments for the Large Cap Equity, Capital Opportunity and Fixed Income Funds include obligations of the U.S. government and its agencies and instrumentalities, other short-term debt securities which are rated in the two top categories by Moody's or S&P or, if unrated, are of comparable quality as determined by the Adviser, commercial paper, bank obligations and money market mutual funds. The Money Market Instruments for the International Fund include domestic and foreign government obligations, bank obligations, commercial paper and short-term securities which are rated in the top two categories by Moody's or S&P or, if unrated, are of comparable quality as determined by the Adviser. The Money Market Instruments for the Municipal Bond Fund include taxable or tax-exempt obligations of the U.S. government and its agencies and instrumentalities, short-term debt securities of municipal or corporate issuers, domestic and foreign government obligations, bank obligations, commercial paper and short-term securities which are rated in the two top categories by Moody's or S&P or, if unrated, of comparable quality as determined by the Adviser. Although the Municipal Bond Fund is permitted to take temporary, taxable investments, there is no current intention of generating income subject to Federal regular income tax.


VARIABLE RATE DEMAND NOTES. Variable rate demand notes are long-term corporate debt instruments that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an interest rate index or a published interest rate. Many variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals.

WARRANTS. Warrants give a Fund the option to buy the issuer's stock or other equity securities at a specified price. The Fund may buy the designated shares by paying the exercise price before the warrant expires. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. Rights are the same as warrants, except they are typically issued to existing stockholders. The Funds do not intend to purchase warrants and rights in excess of 5% of each Fund's total assets.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. These transactions are made to secure what is considered to be an advantageous price or yield. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Other than normal transaction costs, no fees or expenses are incurred. However, liquid assets of a Fund are segregated on a Fund's records at the trade date in an amount sufficient to make payment for the securities to be purchased. These assets are marked to market daily and are maintained until the transaction has been settled.

ZERO COUPON BONDS. Fixed Income Fund may invest in zero coupon bonds. These are bonds which are sold at a discount to their stated value and do not pay any periodic interest.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

FUNDAMENTAL LIMITATIONS

The following investment limitations are fundamental and cannot be changed unless approved by a majority of the outstanding shares of the Corporation. The term "majority of outstanding shares" means the vote of the lesser of (i) 67% or more of the shares of the Corporation present at a meeting, if the holders of more than 50% of the outstanding shares of the Corporation are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Corporation. The Funds may not:

1. Purchase securities on margin or borrow money, except (a) from banks for extraordinary or emergency purposes (not for leveraging or investment) or (b) by engaging in reverse repurchase agreements, provided that (a) and (b) in the aggregate do not exceed an amount equal to one-third of the value of the total assets of a Fund less its liabilities (not including the amount borrowed) at the time of the borrowing, and further provided that 300% asset coverage is maintained at all times, and except that a deposit or payment by such Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

2. Lend portfolio securities of value exceeding in the aggregate one-third of the market value of a Fund's total assets less liabilities other than obligations created by these transactions.


3. Mortgage, pledge or hypothecate any assets except that a Fund may pledge not more than one-third of its total assets to secure borrowings made in accordance with paragraph 1 above. With respect to Large Cap Equity Fund, Capital Opportunity Fund, Fixed Income Fund and Municipal Bond Fund, initial or variation margin for futures contracts will not be deemed to be pledges of a Fund's assets.


4. Act as an underwriter of securities of other issuers, except insofar as a Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security.

5. Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests, including limited partnership interests, in oil, gas or other mineral exploration, leasing or development programs.


6. Purchase or acquire commodities, commodity contracts or futures, except for International Fund which may purchase and write options on foreign currencies or enter into forward delivery contracts for foreign currencies and may also purchase foreign index contracts, and Large Cap Equity Fund, Capital Opportunity Fund, Fixed Income Fund and Municipal Bond Fund may enter into financial futures contracts.


7. Issue senior securities, except insofar as the Funds may be deemed to have issued a senior security in connection with any permitted borrowing.


8. With respect to Large Cap Equity Fund, Capital Opportunity Fund, International Fund, and Fixed Income Fund, will not invest 25% or more of the value of its total assets in any particular industry or groups of related industries; and Municipal Bond Fund will not invest 25% or more of its total assets in any one industry or in industrial development bonds or other securities, the interest on which is paid from reverse as of similar type projects.


9. Participate on a joint, or a joint and several, basis in any securities trading account.

10. With respect to 75% of a Fund's total assets, invest more than 5% of the Fund's total assets in any one issuer; and no Fund may own 10% or more of the outstanding voting securities of any one issuer.

NON-FUNDAMENTAL LIMITATIONS

The following are investment restrictions that may be changed by a vote of the majority of the Board of Directors. The Funds will not:
1. Invest more than 15% of the market value of each Fund's net assets in illiquid investments including repurchase agreements maturing in more than seven days.


2. Invest in securities of other investment companies, except that (i) not more than 5% of the value of a Fund's total assets may be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets may be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company may be owned by the Fund, except as such securities may be acquired as part of a merger, consolidation or acquisition of assets and further, except as may be permitted by Section 12(d) of the 1940 Act or except as may be permitted by the Securities and Exchange Commission. Each Fund will limit its investments in securities of other investment companies consistent with the Fund's investment policies.


3.  Purchase securities while borrowings exceed 5% of its total assets.

4.  Invest in companies for the purpose of exercising control.

If a percentage restriction (except paragraph 3 of the fundamental restrictions) is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of a Fund's investment securities will not be considered a violation of a Fund's restrictions.

WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS?
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS


The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. In addition, the Directors review contractual arrangements with companies that provide services to the Corporation and review the Funds' performance. Information about each Board member is provided below and includes the following: name, address, age, present position(s) held with the Corporation, term of office and length of time served, principal occupations for the past five years and total compensation received as a Director of the Corporation for its most recent fiscal year. The Corporation is comprised of five funds and is one of two investment companies in the fund complex (the other investment company is Bessemer Funds Trust) ("Fund Complex"). Unless otherwise indicated, the address of each Director and officer is Old Westbury Funds, Inc., c/o BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219.


               Directors and Officers of Old Westbury Funds, Inc.

Interested Directors and Officers. The table below sets forth certain information about each of the Funds' Interested Directors, as well as its Executive Officers.


-----------------------------------------------------------------------------------------------------------------
                                                                                    Number of
                                                                                    Portfolios
                                                                                     in Fund           Other
                         Position(s)    Term of Office;          Principal           Complex     Directorships/1/
                          Held with     Term Served in         Occupation(s)       Overseen by        Held by
Name, Address, and Age      Fund            Office          During Past 5 Years      Director        Director
-----------------------------------------------------------------------------------------------------------------
John R. Whitmore/2/      Director      Indefinite;        Consultant, Bessemer          6              7/3/
630 Fifth Avenue                                          Trust Company, N.A.
New York, NY 10111                     4 Years            (Since 1999);
Age: 70                                                   President, CEO &
                                                          Director of Bessemer
                                                          Group, Inc. and
                                                          subsidiaries of
                                                          Bessemer Trust
                                                          Company, N.A.
                                                          (1975-1998).
-----------------------------------------------------------------------------------------------------------------
Walter B. Grimm          President     Indefinite;        Senior Vice President        N/A             N/A
3435 Stelzer Road                                         and Client Services
Columbus, OH 43219                     3 Years, 1 Month   Executive, BISYS Fund
Age: 58                                                   Services (Since 1995).
-----------------------------------------------------------------------------------------------------------------

<F1>
/1/ Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
     Section 15(d) of the Exchange Act.
<F2>
/2/ Directors who are or may be deemed "interested persons" (as defined in the Investment Company Act of 1940) of the Corporation, BIM or Bessemer are referred to as Interested Directors. Mr. Whitmore is deemed an Interested Director by virtue of his former position with Bessemer.
<F3>
/3/ Mr. Whitmore serves as Chairman of the Board of Directors of ASB Capital Management, Inc., Chevy Chase Trust Company, Meadowbrook Equity Fund II, LLC, and Meadowbrook Equity Fund III, LLC. Mr. Whitmore also serves as Director of B.F. Saul Company, Chevy Chase Bank, and Saul Centers, Inc.

                                       19

-----------------------------------------------------------------------------------------------------------------
                                                                                    Number of
                                                                                    Portfolios
                                                                                     in Fund          Other
                         Position(s)    Term of Office;          Principal           Complex     Directorships/1/
                          Held with     Term Served in         Occupation(s)       Overseen by       Held by
Name, Address, and Age      Fund            Office          During Past 5 Years      Director        Director
-----------------------------------------------------------------------------------------------------------------
Peter C. Artemiou        Vice          Indefinite;        Senior Vice President        N/A              N/A
630 Fifth Avenue         President                        and Controller
New York, NY 10111                     1 Year, 5 Months   Alternative Assets,
Age: 40                                                   The Bessemer Group,
                                                          Incorporated and
                                                          Bessemer Trust
                                                          Company, N.A. (Since
                                                          2000); Assistant Vice
                                                          President The Bessemer
                                                          Group, Incorporated
                                                          and all bank
                                                          subsidiaries
                                                          (1996-2000).
-----------------------------------------------------------------------------------------------------------------
John J. Hederman         Vice          Indefinite;        Principal & Compliance       N/A              N/A
630 Fifth Avenue         President                        Officer, Bessemer
New York, NY 10111                     1 Year, 5 Months   Trust Company N.A.
Age: 53                                                   (Since May 2002);
                                                          Director of Internal
                                                          Audit Department,
                                                          Bessemer Trust Company
                                                          (1996-2001).
-----------------------------------------------------------------------------------------------------------------
Don J. Andrews           Vice          Indefinite;        Managing Director and        N/A              N/A
630 Fifth Avenue         President                        Chief Compliance
New York, NY 10111       and           10 Months          Officer, Bessemer
Age:  45                 Compliance                       Trust Company N.A.
                         Officer                          (Since October 2002);
                                                          Chief Compliance
                                                          Officer, Van Kampen
                                                          Investments, Inc.
                                                          (1999-2002); Deputy
                                                          General Counsel,
                                                          EVEREN Securities,
                                                          Inc. (1993-1999)
-----------------------------------------------------------------------------------------------------------------
Jennifer J. Hankins      Vice          Indefinite;        Director of Client           N/A              N/A
3435 Stelzer Road        President                        Services, BISYS Fund
Columbus, OH 43219                     3 Years, 1 Month   Services (Since 1990).
Age: 36
-----------------------------------------------------------------------------------------------------------------
Curtis Barnes            Secretary     Indefinite;        Vice                         N/A              N/A
60 State Street                                           President-Registration,
Suite 1300                             3 Years, 1 Month   Legal Services, BISYS
Boston, MA 02109                                          Fund Services (Since
Age: 50                                                   1995).
-----------------------------------------------------------------------------------------------------------------
Arthur A. Jensen         Treasurer     Indefinite;        Vice President,              N/A              N/A
3435 Stelzer Road                                         Financial Services,
Columbus, OH 43219                     5 Month            BISYS Fund Services
Age: 37                                                   (Since June 2001)
-----------------------------------------------------------------------------------------------------------------
Alaina V. Metz           Assistant     Indefinite;        Chief Administrative         N/A              N/A
3435 Stelzer Road        Secretary                        Officer, Blue Sky
Columbus, OH 43219                     3 Years, 1 Month   Compliance, BISYS Fund
Age: 36                                                   Services (Since 1994).
-----------------------------------------------------------------------------------------------------------------

Independent Directors. The following table sets forth certain information about the Funds' Independent Directors.


-----------------------------------------------------------------------------------------------------------------
                                                                                    Number of
                                                                                   Portfolios
                                                                                     in Fund          Other
                         Position(s)    Term of Office;          Principal           Complex     Directorships/1/
                          Held with     Term Served in         Occupation(s)       Overseen by       Held by
Name, Address, and Age      Fund            Office          During Past 5 Years      Director        Director
-----------------------------------------------------------------------------------------------------------------
Eugene P. Beard          Director      Indefinite;        Vice Chairman-Finance &      6                6/2/
Age: 68                                5 Years            Operations, The
                                                          Interpublic Group of
                                                          Companies, Inc.
-----------------------------------------------------------------------------------------------------------------
Robert M. Kaufman, Esq.  Chairman of   Indefinite;        Partner, Proskauer           6                2/3/
1585 Broadway            the Board;                       Rose LLP, Attorneys
New York, NY 10036       Director      10 Years           at Law.
Age: 74
-----------------------------------------------------------------------------------------------------------------

<F1>
/1/ Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
     Section 15(d) of the Exchange Act.

<F2>
/2/ Mr. Beard serves as Director of BBH Fund, Inc., BBH Trust, BBH US Money Market Portfolio, BBH Common Settlement Fund, BBH Common Settlement Fund II and Mattel, Inc.

<F3>
/3/  Mr. Kaufman serves as Director of Roytex, Inc. and The Loribro Corporation.


The Corporation has an Audit Committee, consisting of Directors that are not "interested persons" of the Corporation as that term is defined by the 1940 Act (the "Independent Directors"), currently Messrs. Beard and Kaufman. As set forth in its charter, the primary duties of the Corporation's Audit Committee are: 1) to recommend to the Board auditors to be retained for the next fiscal year, 2) to meet with the Corporation's independent auditors as necessary, 3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by BIM or the auditors, 4) to review the fees charged by the auditors for audit and non-audit services, 5) to investigate improprieties or suspected improprieties in Fund operations, 6) to review the findings of SEC examinations and consult with BIM on appropriate responses, and 7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee met two times during the fiscal year ended October 31, 2003.

The Corporation also has a Nominating Committee that is composed of the Independent Directors. The Nominating Committee's primary responsibility is to nominate Director candidates when there is a vacancy on the Board. The Nominating Committee does not consider nominees from shareholders. The Nominating Committee did not meet during the fiscal year ended October 31, 2003. Subsequent to the end of the Corporation's fiscal year, the Nominating Committee met once to consider candidates to fill a director position vacated by Howard Graves.

As of [January __, 2004], the Directors and officers of the Corporation, as a group, own less than 1% of the outstanding shares of the Funds. The table below shows the dollar range of equity securities owned beneficially by each Director in the Funds and in any registered investment company overseen by the Directors within the same family of investment companies for the year ended [December 31, 2003]. Directors deemed not to be "interested persons" of the Corporation for purposes of the 1940 Act are indicated by an asterisk.

---------------------------------------------------------------------------------------------
                                                                                 Aggregate
                                                                                Dollar Range
                      Capital    Large Cap    Fixed                             of Securities
                    Opportunity   Equity     Income   International  Municipal  in the Fund
Directors              Fund        Fund       Fund         Fund      Bond Fund    Complex
---------------------------------------------------------------------------------------------
                       Over                                                          Over
John R. Whitmore     $100,000        0         0            0            0        $100,000
---------------------------------------------------------------------------------------------
                                                                                    Over
Eugene P. Beard*         0           0         0            0            0        $100,000
---------------------------------------------------------------------------------------------
Robert M. Kaufman*   $10,000-    $10,000-   $10,000-       Over      $10,000-       Over
                     $50,000     $50,000    $50,000     $100,000     $50,000      $100,000
---------------------------------------------------------------------------------------------

     The following table sets forth any ownership by a non-interested Director or their immediate family members as to each class of securities of an investment advisor or principal underwriter of the Corporation, or a person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Corporation.


                      Name of
                    Owners and                                          Percent
                   Relationships                            Value of       of
Name                to Director   Company  Title of Class  Securities    Class
-----------------  -------------  -------  --------------  ----------  ---------
Eugene P. Beard         N/A         N/A         None           N/A        N/A
Robert M. Kaufman       N/A         N/A         None           N/A        N/A

Directors of the Corporation receive from the Corporation an annual retainer of $25,000 (plus $5,000 for serving as the Board's Chairman) and a fee of $3,000 for each Board meeting of the Corporation attended and are reimbursed for all out-of-pocket expenses relating to attendance at meetings of the Board of Directors and any Board committee. Officers who are officers or employees of BIM and BISYS do not receive compensation from the Corporation. The table below sets forth the compensation received by each Director from the Corporation for the fiscal year ended October 31, 2003.

                                   PENSION OR                     TOTAL
                                   RETIREMENT                 COMPENSATION
                                   BENEFITS        ESTIMATED  FROM FUND AND
                                   ACCRUED          ANNUAL    FUND COMPLEX
                   AGGREGATE       AS A PART       BENEFITS     (6 FUNDS)
NAME OF            COMPENSATION    OF FUND           UPON        PAID TO
DIRECTOR           FROM (5) FUNDS  EXPENSES       RETIREMENT    DIRECTORS
-----------------  --------------  -----------    ----------  -------------
                                   Independent
                                    Directors
Eugene P. Beard          $            -0-             -0-          $
Robert M. Kaufman        $            -0-             -0-          $

                                    Interested
                                    Directors
John R. Whitmore         $            -0-             -0-          $

As of [January __, 2004], NAIDOT & Co., acting in various capacities for numerous accounts, was the owner of record of 5% or more of the following Fund's outstanding shares:

--------------------------------------------------------------------------------
NAIDOT & Co. c/o  Bessemer      Large Cap Equity Fund                ___%
Trust Company                   ----------------------------------
                                Capital Opportunity Fund             ___%
100 Woodbridge Center Drive     ----------------------------------
                                International Fund                   ___%
Woodbridge, NJ 07095            ----------------------------------
                                Fixed Income Fund                    ___%
                                ----------------------------------
                                Municipal Bond Fund                  ___%
--------------------------------------------------------------------------------

As of [January __, 2004], Maril & Co. FBO 6K, acting in various capacities for numerous accounts, was the owner of record of 5% or more of the following Fund's outstanding shares:

--------------------------------------------------------------------------------
 Marshall Ilsley Trust Co       Large Cap Equity Fund                ___%
                                ----------------------------------
 P.O. Box 2977                  Fixed Income Fund                    ___%
                                ----------------------------------
 Milwaukee, WI 53202
--------------------------------------------------------------------------------

Code of Ethics. The Corporation, the Adviser, the Sub-advisers and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Codes of Ethics for these entities (the "Codes") restrict the personal investing activities of certain Access Persons (as defined in Rule 17j-1) and others, as defined in the Codes. The primary purpose of the Codes is to ensure that these investing activities do not disadvantage the Funds. Such Access Persons are generally required to pre-clear security transactions with the entities' Compliance Officer or his designee and to report all transactions on a regular basis. The Compliance Officer or designee has the responsibility for interpreting the provisions of the Codes, for adopting and implementing Procedures for the enforcement of the provisions of the Codes, and for determining whether a violation has occurred. In the event of a finding that a violation has occurred, the Compliance Officer or designee shall take appropriate action. The Corporation, the Adviser and the Distributor have developed procedures for administration of the Codes.

INVESTMENT ADVISER

The Adviser conducts investment research and makes investment decisions for the Funds. The Funds' investment adviser is Bessemer Investment Management LLC ("BIM"), a wholly-owned subsidiary of Bessemer Trust Company, N.A. ("Bessemer"), which is a national banking association. The Adviser is a registered investment adviser, formed by Bessemer on May 2, 2001, to conduct all of its advisory and research activities. Prior to May 2, 2001, these activities were performed by Bessemer pursuant to an Advisory Contract for each Fund. Pursuant to an Assumption Agreement between the Corporation, Bessemer and BIM, BIM assumed all duties and obligations under each Fund's Advisory Contract from Bessemer on May 2, 2001. (collectively, the "Advisory Contracts").

For its services under the Advisory Contracts, the Adviser receives an Advisory Fee from each Fund, computed daily and payable monthly, in accordance with the following schedule:
                                        First $100   Second $100      Average
                                         million     million of     net assets
                                        of average     average      exceeding
                                        net assets   net assets    $200 million

Large Cap Equity Fund.................        0.70%         0.65%          0.60%

Capital Opportunity Fund..............        0.70%         0.65%          0.60%
International Fund....................        0.80%         0.75%          0.70%
Fixed Income Fund.....................        0.45%         0.40%          0.35%
Municipal Bond Fund...................        0.45%         0.40%          0.35%


The Adviser may choose voluntarily to reimburse a portion of its fee at any time. See "Fees Paid by the Funds for Services" for payments to the Adviser over the last three fiscal years. For the year ended October 31, 2003, the Adviser voluntarily agreed to waive a portion of the advisory fees for the Large Cap Equity Fund, Fixed Income Fund and Municipal Bond Fund so that each total expense do not exceed ___%, ___% and ___% respectively, of such Fund's average net assets.


The Adviser shall not be liable to the Corporation, the Funds, or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Corporation.

Effective October 2001, the Adviser has retained its affiliate Bessemer Group (U.K.) Limited ("BGUK"), a wholly owned subsidiary of Bessemer Trust N.A., as sub-adviser to the International Fund pursuant to a sub-advisory agreement between BIM and BGUK, agreed to and accepted by the Corporation. Pursuant to the sub-advisory agreement, BGUK will, subject to BIM's determination that proposed investments satisfy the investment objectives and policies of the International Fund, make recommendations with respect to all proposed purchases and sales of portfolio securities. Under the Agreement BIM will pay BGUK a fee as follows:
0.55% on the first $500,000,000; 0.45% on $500,000,001 to $1,000,0000,000; and
0.35% on the balance.


Effective July 24, 2003, the Adviser retained Glynn Capital Management LLC ("Glynn Capital"), as sub-adviser to a portion of the Capital Opportunity Fund pursuant to a sub-advisory agreement between BIM and Glynn Capital, agreed to and accepted by the Corporation. Pursuant to the sub-advisory agreement, Glynn Capital will invest a portion of the assets of the Fund. Under the Agreement, BIM will pay Glynn Capital a fee as follows: 0.45% on the first $200,000,000 of net assets; and 0.40% for the net assets in excess of $200 million.

RENEWAL OF THE INVESTMENT ADVISORY AGREEMENTS BY THE BOARD OF DIRECTORS

At a meeting held May 19, 2003, the Board of Directors, including the Directors who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Contracts defined above, approved the continuation of the Advisory Contracts. As part of its review of the Advisory Contracts, the Directors received and discussed certain information, including the advisory services performed, qualifications of staffing, compensation and Fund performance. The Board then met with management of BIM and counsel to the Independent Trustees to discuss this information and BIM's intentions with regard to the management of the Funds. The following summarizes the materials and factors that the Board considered, and the conclusions the Board reached, in approving the continuance of the Advisory Contracts.

The Investment Adviser:
-----------------------
The Board considered the scope and quality of services provided by each of BIM and BGUK and particularly the portfolio managers and other personnel responsible for providing services to the Funds. The Board also reviewed financial data on BIM and its affiliates on a consolidated basis relating to its management of the Funds and BIM's and BGUK's profitability relating to their management of the Funds. The Board also focused on BIM's and BGUK's reputation and long-standing relationship with the Funds. In addition, the Board discussed BIM's performance track record as well as its effectiveness in monitoring the Funds to assure that the Funds have been in compliance with their investment policies and restrictions and also to assure that they have been in compliance with the requirements of the 1940 Act and related securities regulations.

Performance and Expenses of the Funds:
--------------------------------------

Fixed Income Fund
-----------------
The Board's analysis of the Fund' performance and expenses included a discussion and review of the following materials: (i) performance data of the Fund and it's peer group (No Load BBB Rated Debt Funds of comparable size (the "Peer Group"),
(ii) data concerning the fees and expenses of the Fund compared to its Peer Group, (iii) performance data of the Fund compared to relative indices, and (iv) the financial statements of BIM and its affiliates. In particular, the Board noted from the beginning of the fiscal year to March 31, 2003, the Fund performed slightly below its benchmark, the Lehman Brothers Government/Credit Bond Index. In addition, the Board noted that the Fund's expense ratio was above average for the Peer Group but noted the value added by BIM.

Municipal Bond Fund
-------------------
The Board's analysis of the Fund's performance and expenses included discussion and review of the following materials: (i) performance data of the Fund and it's peer group (No Load General Municipal Debt Funds of comparable size (the "Peer Group"), (ii) data concerning the fees and expenses of the Fund compared to its Peer Group, (iii) performance data of the Fund compared to relative indices, and
(iv) the financial statements of BIM and its affiliates. In particular, the Board noted that from the beginning of the fiscal year to March 31, 2003, the Fund outperformed its benchmark, the Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Index. In addition, the Board noted that the Fund's expense ratio was above average for the Peer Group but noted the value added by BIM.

Large Cap Equity Fund
---------------------
The Board's analysis of the Fund's performance and expenses included discussion and review of the following materials: (i) performance data of the Fund and it's peer group (No Load Large Cap Core Funds of comparable size (the "Peer Group"),
(ii) data concerning the fees and expenses of the Fund compared to its Peer Group, (iii) performance data of the Fund compared to relative indices, and (iv) the financial statements of BIM and its affiliates. In particular, the Board noted that from the beginning of the fiscal year to March 31, 2003, the Fund underperformed its benchmark, the S&P 500 Index. Despite the fact that the overall expense ratio of the Fund was above average for the Peer Group, the Board noted the value added by BIM.

International Fund
------------------
The Board's analysis of the Fund's performance and expenses included discussion and review of the following materials: (i) performance data of the Fund and it's peer group (No Load International Funds of comparable size (the "Peer Group"),
(ii) data concerning the fees and expenses of the Fund compared to its Peer Group, (iii) performance data of the Fund compared to relative indices, and (iv) the financial statements of BIM and its affiliates. In particular, the Board noted that from the beginning of the fiscal year to March 31, 2003, the Fund performed below its benchmark, the Europe, Asia and Far East Index. Despite the fact that the overall expense ratio of the Fund was above average for the Peer Group, the Board noted the value added by BIM and BGUK.

Capital Opportunity Fund
------------------------
The Board's analysis of the Fund's performance and expenses included discussion and review of the following materials: (i) performance data of the Fund and it's peer group (No Load Multi Cap Core Funds of comparable size (the "Peer Group"),
(ii) data concerning the fees and expenses of the Fund compared to its Peer Group, (iii) performance data of the Fund compared to relative indices, and (iv) the financial statements of BIM and its affiliates.

In particular, the Board noted that from the beginning of the fiscal year to March 31, 2003, the Fund performed below its benchmarks, except the S&P 600 Small Cap Index. In addition, the Board noted that the Fund's expense ratio was slightly above average for the Peer Group but noted the value added by BIM.


Other Factors:
--------------
In addition to the above factors, the Board also discussed the compensation paid by each Fund to BIM, including the profitability analysis provided by BIM, for administrative services and affiliates of BIM for other services including shareholder servicing. The Board also discussed the ability of BIM to market the Fund through distribution networks, including its customer service and administration system with banks and bank customers.

The portfolio manager for each Fund and representatives from BIM were available to answer any questions the Board had concerning the management of the Funds and the services that BIM provides to the Funds. They also provided the Board with an overview of the Funds' performance relative to the market in general and with respect to each Fund's Peer Group.

Conclusion:
-----------
The Board of Directors, including all of the Independent Directors, concluded that the fees payable under the Advisory Contract are fair and reasonable with respect to the services that BIM provides and in light of the other factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Board was also assisted by the advice of independent counsel in making this determination.


In approving the Sub-Advisory Agreement with GCM, the Board, including the Independent Directors, did not single out any one factor as being controlling or determinative. However, the Board gave particular consideration to the fact that the Cap Opp Fund currently intended to increase its investments in the technology and related growth sectors and GCM's experience and reputation in this area. In addition, the Board found significant BIM's prior experience with GCM serving as a sub-adviser to another fund with a similar investment strategy, and believed that GCM's expertise would similarly benefit the Cap Opp Fund and its shareholders. The Board also concluded that the fees to be paid to GCM are reasonable in relation to the services to be rendered, and noted that no additional expenses would be borne by shareholders.


ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

BISYS Fund Services Ohio, Inc. ("BISYS Ohio") 3435 Stelzer Road, Columbus, Ohio 43219 acts as administrator for the Funds. Pursuant to the Administration Agreement, BISYS Ohio provides the Funds with general office facilities and supervises the overall administration of the Funds, including among other responsibilities, assisting in the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations and arranging for the maintenance of books and records of the Funds. BISYS Ohio may also provide persons (including directors, officers and other employees of BISYS Ohio or its affiliates) satisfactory to the Board of Directors to serve as officers of the Funds. BISYS Ohio is an affiliate of the Funds' Distributor. Prior to September 2000, Federated Administrative Services served as Administrator to the Funds.

For administrative services provided by BISYS Ohio, the Funds pay a fee at an annual rate as specified below:

Maximum  Administrative Fee    Average Aggregate Daily Net Assets of the Funds
================================================================================
0.12 of 1%                     of the first $450 million
--------------------------------------------------------------------------------
0.10 of 1%                     of the next $300 million
--------------------------------------------------------------------------------
0.075 of 1%                    of the next $750 million
--------------------------------------------------------------------------------
0.05 of 1%                     of assets in excess of $1.5 billion
--------------------------------------------------------------------------------

BISYS Fund Services Ohio, Inc. may choose voluntarily to reimburse a portion of its fee at any time. See "Fees Paid by the Funds for Services" for payments to the Administrator over the last three fiscal years.

Under a Fund Accounting Agreement between the Custodian and BISYS Ohio, dated November 1, 2000, BISYS Ohio maintains all Fund books and records required under Rule 31a-1 under the Investment Company Act, performs daily accounting services and satisfies additional Fund reporting and record keeping requirements.

Pursuant to the Fund Accounting Agreement, BISYS Ohio is entitled to receive a fee from the Custodian computed and paid monthly at an annual rate equal to a percentage of each Fund's average daily net assets of per year as outlined below. The Funds do not pay any fees in connection with this Agreement.

                          First $450  $450 - $750  $750 million -    Average
                          million of   million of   $1.5 billion    net assets
                            average     average      of average     exceeding
                          net assets   net assets    net assets    $1.5 billion

Large Cap Equity Fund           0.03%       0.025%           0.02%         0.01%

Capital Opportunity Fund        0.03%       0.025%           0.02%         0.01%
International Fund              0.03%       0.025%           0.02%         0.01%
Fixed Income Fund               0.03%       0.025%           0.02%         0.01%
Municipal Bond Fund             0.03%       0.025%           0.02%         0.01%

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, also serves as transfer agent and dividend disbursing agent for the Funds pursuant to a Transfer Agency Agreement.

CUSTODIAN

Bessemer Trust Company (New Jersey), an affiliate of the Adviser, located at 100 Woodbridge Center, Woodbridge, NJ 07095, is the Funds' custodian. Pursuant to its agreement with the Funds, it is responsible for maintaining the books and records of each Fund's securities and cash and maintaining each Fund's accounting and portfolio transaction records. The Custodian receives a fee from each Fund calculated and paid monthly at the annual rate of .15% (.20% for the International Fund) of the average daily net assets of each Fund.

DISTRIBUTOR

BISYS Fund Services LP, ("BISYS") an affiliate of BISYS Ohio, is the Funds' distributor. BISYS Fund Services LP, 3435 Stelzer Road, Columbus, Ohio 43219, acts as principal underwriter and distributor of shares of the Funds. BISYS makes a continuous offering of the Funds' shares.

In its capacity as Distributor, BISYS uses its best efforts to obtain subscriptions to shares of each Fund. BISYS receives no fees from the Funds' assets under the Distribution Agreement with the Funds.

For its services, BISYS is entitled to a distribution fee, as set forth in the Distribution and Shareholder Service Plans. See "Distribution and Shareholder Service Plans."

FUND COUNSEL, INDEPENDENT COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

Legal matters for the Funds are passed upon by Morrison & Foerster LLP, 2000 Pennsylvania Avenue, NW, Suite 5500, Washington, D.C. 20006.

Paul, Hastings, Janofsky & Walker LLP, 75 East 55/th/ Street, New York, New York 10022 serves as independent counsel to the Independent Directors.

Deloitte & Touche LLP ("Deloitte & Touche"), Two World Financial Center, New York, New York 10281, are the independent public accountants for the Funds, providing audit services and tax return preparation.

PROXY VOTING POLICIES

The Funds have adopted Proxy Voting Policies that delegate the responsibility of voting proxies to BIM. The Proxy Voting Policies of the Fund and BIM are attached as Exhibit B.

The policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-607-2200; and (ii) on the SEC's website at http:www.sec.gov.


BROKERAGE TRANSACTIONS

The Adviser makes each Fund's portfolio decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser or portfolio transactions may be effected by the Adviser. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to a Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to that Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution, the Adviser may consider sales of shares of a Fund as a factor in the selection of brokers to execute portfolio transactions for the Funds.

The investment information provided to the Adviser is of the type described in
Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. These research services include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Research services furnished by brokers through which each Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Adviser determines in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker. The Adviser may consider the sale of shares of a Fund by brokers including the Distributor as a factor in its selection of brokers of Fund transactions.

A Fund may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. It may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, that Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, it will utilize the services of others. In all cases, each Fund will attempt to negotiate best execution.


Information regarding brokerage commissions paid by the Funds is set forth in the table "Fees Paid by the Funds" in the following pages. For the fiscal year ended, October 31, 2003, the Funds' Adviser directed brokerage transactions to certain brokers due to research services they provided. The Large Cap Equity Fund paid $_______ in brokerage commissions for transactions of $_______.


Although investment decisions for the Funds are made independently from those of the other accounts managed by the Adviser, investments of the type the Funds may make may also be made by those other accounts. When the Funds and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to benefit the Funds.

As of October 31, 2003, the Large Cap Equity Fund, International Fund, Capital Opportunity Fund, and Fixed Income Fund held investments in securities of their regular broker-dealers as follows:

                          Approximate Aggregate Value
                            of Issuer's Securities
                             Owned by the Fund at
      Fund                        10/31/2003           Name of Broker or Dealer
------------------------  ---------------------------  -------------------------
Large Cap Equity Fund                $[]               Goldman Sachs Group, Inc.

Capital Opportunity Fund             $[]               Goldman Sachs Group, Inc.

PORTFOLIO TURNOVER

Changes may be made in the portfolio consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. It is anticipated that the annual portfolio turnover rate for a Fund normally will not exceed 100%; however, in the case of Large Cap Equity Fund, Capital Opportunity Fund, International Fund and Municipal Bond Fund, the portfolio turnover may exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. For the year ended October 31, 2002, the turnover rates for the Large Cap Equity Fund, Capital Opportunity Fund, International Fund, Fixed Income Fund and Municipal Bond Fund, were 84%, 13%, 160%, 25% and 71%, respectively. The portfolio turnover rates for the fiscal year ended October 31, 2003 were []%, []%, []%, []% and []% for the Large Cap Equity Fund, Capital Opportunity Fund, International Fund, Fixed Income Fund and Municipal Bond Fund, respectively.


DISTRIBUTION AND SERVICE PLAN

The Corporation has adopted distribution and service plans, pursuant to Rule 12b-1 under the 1940 Act (the "Rule") for the Funds. The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Plans provide that each Fund may bear certain expenses and costs which in the aggregate are subject to a maximum of 0.35% per annum of that Fund's average daily net assets. Pursuant to the Plans, each Fund entered into a Distribution Agreement and a Shareholder Servicing Agreement with BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Distributor") and each Fund also entered into a Shareholder Servicing Agreement with the Adviser.

For its services under its Shareholder Servicing Agreements, the Distributor is permitted to receive payments from each Fund up to 0.25% per annum of the average daily net assets of that Fund to permit it to make payments to broker-dealers with which it has written agreements and whose clients are Fund shareholders (each a "Broker-Dealer"), for providing shareholder services. For its services under its Shareholder Servicing Agreements, the Adviser is permitted to receive a payment from each Fund equal to 0.25% per annum of that Fund's average daily net assets attributable to the clients of the Adviser (and its affiliates) to compensate it for providing shareholder services to such clients. In addition, the Shareholder Servicing Agreements provide that the Adviser is permitted to receive payments from each Fund (together with the Distributor's fee, the "Shareholder Servicing Fee") to actually permit it to make payments made to banks, savings and loans and other financial institutions with which it has written agreements and whose clients are Fund shareholders (each institution, a "Shareholder Servicing Agent") for providing shareholder services up to 0.25% per annum of that Fund's average daily net assets attributable to the clients of the other Shareholder Servicing Agents. Therefore, the total of the Shareholder Servicing Fees in the aggregate payable to the Distributor and the Adviser will not exceed 0.25% of the total net assets of that Fund.

In addition, the Distribution Agreements with the Distributor provides for reimbursement to the Distributor by each Fund for its distribution, promotional and advertising costs incurred in connection with the distribution of that Fund's shares in an amount not to exceed 0.10% per annum of that Fund's average daily net assets (the "Distribution Reimbursement").

The Plans, the Shareholder Servicing Agreements and the Distribution Agreements each provide that the Adviser and the Distributor may make payments from time to time from their own resources which may include past profits for certain enumerated purposes, provided that such payments made pursuant to the Plans will not increase the amount which a Fund is required to pay to the Distributor or the Adviser for any fiscal year under the Shareholder Servicing Agreements or otherwise.

Shareholder Servicing Agents and Broker-Dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the Shareholder Servicing Agents and Broker-Dealers. In addition, Shareholder Servicing Agents and Broker-Dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in a Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in a Fund directly. Accordingly, the net yield to investors who invest through Shareholder Servicing Agents and Broker-Dealers may be less than by investing in a Fund directly. An investor should read the Prospectus in conjunction with the materials provided by the Shareholder Servicing Agent and Broker-Dealer describing the procedures under which Fund shares may be purchased and redeemed through the Shareholder Servicing Agent and Broker-Dealer.




In accordance with the Rule, the Plans provide that all written agreements relating to the Plans entered into by each Fund, the Distributor or the Adviser, and the Shareholder Servicing Agents, Broker-Dealers, or other organizations must be in a form satisfactory to the Corporation's Board of Directors. In addition, the Plans require each Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by each Fund and the Distributor pursuant to the Plans and identifying the distribution activities for which those expenditures were made.

Each Plan provides that it may continue in effect for successive annual periods provided it is approved by the shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Corporation and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. Each Plan further provides that it may not be amended to increase materially the costs which may be spent by a Fund for distribution pursuant to the Plan without shareholder approval, and that other material amendments must be approved by the directors in the manner described in the preceding sentence. Each Plan may be terminated at any time by a vote of a majority of the disinterested directors of the Corporation or a Fund's shareholders. From time to time, the Adviser and the Distributor may voluntarily assume certain expenses of a Fund. This would have the effect of lowering the overall expense ratio of that Fund and of increasing yield to investors in that Fund.

                       FEES PAID BY THE FUNDS FOR SERVICES
                   FOR THE FISCAL YEAR ENDED OCTOBER 31, 2003

--------------------------------------------------------------------------------------------
                                                                 12b-1 Fees    12b-1
                Advisory            Brokerage    Administrative  Distribution  Shareholder
Fund Name       Fee/Fee Waived      Commissions  Fee/Fee Waived  Plan Fee      Servicing Fee
--------------------------------------------------------------------------------------------
Large Cap
Equity Fund     $                   $            $               $0            $ (1)
--------------------------------------------------------------------------------------------
Capital
Opportunity
Fund            $                   $            $               $0            $ (1)
--------------------------------------------------------------------------------------------
International
Fund            $                   $            $               $0            $ (1)
--------------------------------------------------------------------------------------------
Fixed Income
Fund            $                   $            $               $0            $ (1)
--------------------------------------------------------------------------------------------
Municipal Bond
Fund            $                   $            $               $0            $ (1)
--------------------------------------------------------------------------------------------

                   FOR THE FISCAL YEAR ENDED OCTOBER 31, 2002

---------------------------------------------------------------------------------------------
                                                                 12b-1 Fees    12b-1
                Advisory            Brokerage    Administrative  Distribution  Shareholder
Fund Name       Fee/Fee Waived      Commissions  Fee/Fee Waived  Plan Fee      Servicing Fee
---------------------------------------------------------------------------------------------
Large Cap
Equity Fund     $1,112,053/$11,739  $324,959     $164,068/$0     $0            $408,481 (1)
---------------------------------------------------------------------------------------------
Capital
Opportunity
Fund            $3,283,339/$0       $358,170     $524,033/$0     $0            $1,305,553 (1)
---------------------------------------------------------------------------------------------
International
Fund            $2,393,390(2)/$0    $2,865,311   $320,914/$0     $0            $801,209 (1)
---------------------------------------------------------------------------------------------
Fixed Income
Fund            $190,739/$32,821    $0           $42,489/$0      $0            $105,966 (1)
---------------------------------------------------------------------------------------------
Municipal Bond
Fund            $243,210/$21,594    $0           $54,242/$0      $0            $135,116 (1)
---------------------------------------------------------------------------------------------

                   FOR THE FISCAL YEAR ENDED OCTOBER 31, 2001

---------------------------------------------------------------------------------------------
                                                                 12b-1 Fees    12b-1
                Advisory            Brokerage    Administrative  Distribution  Shareholder
Fund Name       Fee/Fee Waived      Commissions  Fee/Fee Waived  Plan Fee      Servicing Fee
---------------------------------------------------------------------------------------------
Large Cap
Equity Fund     $1,023,265/$40,315  $4,639,344   $153,171/$0     $0            $374,331 (1)
---------------------------------------------------------------------------------------------
Capital
Opportunity
Fund            $2,701,340/$0       $100,490     $422,594/$0     $0            $1,032,841 (1)
---------------------------------------------------------------------------------------------
International
Fund            $2,894,551/$0       $3,143,113   $401,085/$0     $0            $980,193 (1)
---------------------------------------------------------------------------------------------
Fixed Income
Fund            $108,788/$29,941    $0           $24,730/$0      $0            $60,438 (1)
---------------------------------------------------------------------------------------------
Municipal Bond
Fund            $161,356/$27,752    $0           $36,679/$0      $0            $89,642 (1)
---------------------------------------------------------------------------------------------

<F1>
1. Payments made as compensation to broker/dealers and other shareholder servicing agents.
<F2>
2. Includes $1,700,000 fees paid to BGUK.


HOW DO THE FUNDS MEASURE PERFORMANCE?
--------------------------------------------------------------------------------

Each Fund may advertise its share performance by using the Security and Exchange Commission's (SEC) standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Unless otherwise stated, any quoted share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded would increase the total return and yield. The performance of shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return. The performance of the Funds may be compared in various financial and news publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Funds may be compared in publications to averages, performance rankings, or other information prepared by nationally recognized mutual fund ranking and statistical services. As with other performance data, performance comparisons should not be considered representative of a Fund's relative performance for any future period.

TOTAL RETURN

Total return represents the change (expressed as a percentage) in the value of shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for a Fund's shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the NAV per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional shares, assuming the annual reinvestment of all dividends and distributions.

When shares of a Fund are in existence for less than a year, the Fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.

YIELD AND TAX EQUIVALENT YIELD

The yield of a Fund's shares is calculated by dividing: (i) the net investment income per share earned by the shares over a thirty-day period by (ii) the maximum offering price per share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The tax-equivalent yield of Municipal Income Fund's shares is calculated similarly to the yield, but is adjusted to reflect the taxable yield that shares would have had to earn to equal the actual yield, assuming a specific tax rate. The yield and tax-equivalent yield do not necessarily reflect income actually earned by shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in a Fund's shares, the Fund's share performance is lower for shareholders paying those fees.

AVERAGE ANNUAL TOTAL RETURNS

Total returns are given for the one-year, five-year or since inception periods ended October 31, 2003.

-------------------------------------------------------------------------------------------------------
                                            Capital
                           Large Cap        Opportunity    International  Fixed Income  Municipal
Fund                       Equity Fund      Fund           Fund           Fund          Bond Fund

                                            (February 28,  (October 22,   (March 12,
(inception date)           (March 2, 1998)  1997)          1993)          1998)         (March 6, 1998)

One Year Return/1/         11.47%           11.84%         27.20%         3.51%         4.57%
One Year Return/2/         11.47%           11.81%         26.16%         2.13%         4.22%
One Year Return/3/         7.46%            7.69%          17.45%         2.19%         4.06%
Five Year Return/1/        1.89%            6.23%          (0.09)%        5.18%         5.37%
Five Year Return/2/        1.88%            6.05%          (0.81)%        3.28%         5.19%
Five Year Return/3/        1.61%            5.27%          (0.04)%        3.21%         4.97%
Since Inception Return/1/  1.68%            5.58%          0.89%          6.25%         5.86%
Since Inception Return/2/  1.67%            5.45%          0.18%          4.54%         5.69%
Since Inception Return/3/  1.43%            4.76%          0.44%          4.27%         5.37%
-------------------------------------------------------------------------------------------------------

<F1>
1 Before Taxes
<F2>
2 After Taxes on Distribution
<F3>
3 After Taxes on Distribution and Sale of Fund Shares

TAX EQUIVALENCY TABLE

Set forth below is a sample of a tax-equivalency table that may be used in advertising and sales literature for the Municipal Bond Fund. This table is for illustrative purposes only and is not representative of past or future performance of the Fund. The interest earned by the municipal securities owned by the Fund generally remains free from regular Federal income tax and is often free from state and local taxes as well. However, some of the Fund's income may be subject to the Federal alternative minimum tax and state and/or local taxes.


Taxable Yield Equivalent for 2003 (Municipal Bond Fund)

---------------------------------------------------------------------------------------------------------------
Federal Income Tax  10.00%     15.00%         25.00%           28.00%            33.00%           3500%
Bracket:
Joint Return        $0-14,000  $14,001-56,800 $56,801-114,650  $114,651-1741,700 $174,701-311,950 Over $311,951
---------------------------------------------------------------------------------------------------------------
Single Return       $0-7,000   $7,001-28,400  $28,401-68,800   $68,801-143,500   $143,501-311,950 Over $311,951
---------------------------------------------------------------------------------------------------------------
Tax Exempt Yield:   Taxable Yield Equivalent:
1.0%                1.11%      1.18%          1.33%            1.39%             1.49%            1.54%
---------------------------------------------------------------------------------------------------------------
1.5%                1.67%      1.76%          2.00%            2.08%             2.24%            2.31%
---------------------------------------------------------------------------------------------------------------
2.00%               2.22%      2.35%          2.67%            2.78%             2.99%            3.08%
---------------------------------------------------------------------------------------------------------------
2.50%               2.78%      2.94%          3.33%            3.47%             3.73%            3.85%
---------------------------------------------------------------------------------------------------------------
3.00%               3.33%      3.53%          4.00%            4.17%             4.48%            4.62%
---------------------------------------------------------------------------------------------------------------
3.50%               3.89%      4.12%          4.67%            4.86%             5.22%            5.38%
---------------------------------------------------------------------------------------------------------------
4.00%               4.44%      4.71%          5.33%            5.56%             5.97%            6.15%
---------------------------------------------------------------------------------------------------------------
4.50%               5.00%      5.29%          6.00%            6.25%             6.72%            6.92%
---------------------------------------------------------------------------------------------------------------
5.00%               5.56%      5.88%          6.67%            6.94%             7.46%            7.69%
---------------------------------------------------------------------------------------------------------------
5.50%               6.11%      6.47%          7.33%            7.64%             8.21%            8.46%
---------------------------------------------------------------------------------------------------------------
6.00%               6.67%      7.06%          8.00%            8.33%             8.96%            9.23%
---------------------------------------------------------------------------------------------------------------
6.50%               7.22%      7.65%          8.67%            9.03%             9.70%           10.00%
---------------------------------------------------------------------------------------------------------------
7.00%               7.78%      8.24%          9.33%            9.72%            10.45%           10.77%
---------------------------------------------------------------------------------------------------------------
7.50%               8.33%      8.82%         10.00%           10.42%            11.19%           11.54%
---------------------------------------------------------------------------------------------------------------

Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent.


PERFORMANCE COMPARISONS

Advertising and sales literature may include:
..    references to ratings, rankings, and financial publications and/or performance comparisons of shares to certain indices;
..    charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;
..    discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Funds; and
..    information about the mutual fund industry from sources such as the
     Investment Company Institute.

Each Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

Each Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Funds use in advertising may include:

CDA/WIESENBERGER INVESTMENT COMPANY SERVICES. Mutual fund rankings and data that ranks and/or compares mutual funds by overall performance, investment objectives, assets, expense levels, periods of existence and/or other factors.

DOW JONES INDUSTRIAL AVERAGE (DJIA). Represents share prices of selected blue-chip industrial corporations. The DJIA indicates daily changes in the average price of stock of these corporations. Because it represents the top corporations of America, the DJIA index is a leading economic indicator for the stock market as a whole.

EUROPE, AUSTRALIA, AND FAR EAST INDEX. A standard unmanaged foreign securities index representing major non-U.S. stock markets, as monitored by Morgan Stanley Capital International. EAFE returns are in U.S. dollars.

FINANCIAL PUBLICATIONS. The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune and Money magazines, among others--provide performance statistics over specified time periods.

LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX. Composed of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

LIPPER ANALYTICAL SERVICES, INC. Ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specified period of time.

MOODY'S INVESTORS SERVICE, INC., FITCH IBCA, INC. AND STANDARD & POOR'S. Various publications.

MORNINGSTAR, INC. An independent rating service, is the publisher of the bi-weekly MUTUAL FUND VALUES, which rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

RUSSELL 2500 INDEX. Measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 23% of the total market capitalization of the Russell 3000 Index.

STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS (S&P 500). Composite index of common stocks in industry, transportation, and financial and public utility companies. Can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the S & P 500 assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the S & P figures.

WILSHIRE ASSOCIATES. An on-line database for international financial and economic data including performance measures for a wide range of securities.

WILSHIRE 2000 EQUITY INDEX. Consists of nearly 2,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available, and can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks.

ACCOUNT INFORMATION AND PRICING OF SHARES
--------------------------------------------------------------------------------

Information relating to the Purchase and Redemption of the Funds' shares is located in the Shareholder Information section of the Prospectus.

NET ASSET VALUE


For purposes of determining each Fund's net asset value per share, readily marketable portfolio securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Fund securities traded on more than one national securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If events occur that materially affect the value of the security between the time trading ends on a particular security and the close of the regular trading session of the NYSE, the Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors. The effect of using fair value pricing is that a Fund's net asset value will be subject to the judgment of the Board of Directors or its designee instead of being determined by market prices. Since some Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the Funds do not price their shares, the value of those Funds' assets may change on days when you will not be able to purchase or redeem fund shares.


Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter are valued at the mean of the current bid and asked prices from such sources as the Board of Directors deems appropriate to reflect their fair value.

United States government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors designed to reflect in good faith the fair value of such securities.

As indicated in the prospectus, the net asset value per share of each Fund's shares will be determined as of the close of the regular trading session of the New York Stock Exchange (the "NYSE") on each day that the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. However, the NYSE may close on days not included in that announcement.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of the NYSE. In computing its net asset value, the International Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Board of Directors, although the actual calculation may be done by others.

CAPITAL STOCK AND VOTING RIGHTS

The authorized capital stock of the Corporation consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Corporation's Board of Directors is authorized to divide the unissued shares into separate series of stock. Shares of all series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series has equal dividend, distribution, liquidation and voting rights within the series in which it was issued. Each share of a Fund gives the shareholder one vote in Director elections and other matters submitted to shareholders for vote.

HOW ARE THE FUNDS TAXED?
--------------------------------------------------------------------------------

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Taxes." The Prospectus generally describes the federal income tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning federal income taxes. It is based on the Internal Revenue Code (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters. A shareholder's tax treatment may vary depending upon his or her particular situation. Except as otherwise noted, a shareholder may be subject to special rules not discussed below if he or she is a certain kind of shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a holder of Fund shares through a tax-advantaged account, such as a 401 (k) Plan Account or an Individual Retirement Account ("IRA"); a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Fund shares as a capital asset or a shareholder subject to the federal alternative minimum tax.

The Corporation has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectus address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular tax consequences to them of an investment in a Fund, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

General
-------
The Corporation intends to continue to qualify each Fund as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Corporation as a whole. Furthermore, each Fund will separately determine its income, gains and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, (a) derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) attributable to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the fair market value of its assets consists of (A) cash, government securities and securities of other companies, and (B) securities (other than those described in clause (A) limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of the Fund's assets consists of the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers that the Fund controls and are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its (a) "investment company taxable income," which generally includes its ordinary income and net short-term capital gain, and (b) net tax-exempt income earned in each taxable year. As long as a Fund distributes all of its investment company taxable income and net capital gain to its shareholders, it generally will not be subject to federal income taxation on such income and gain. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and the shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that the Funds will not be subject to federal income taxation.

A Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carryover is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.

Any losses incurred in the taxable year subsequent to October 31 will be deferred to the next taxable year and used to reduce subsequent year distributions. At October 31, 2003, each of the following Funds had the following capital loss carryforwards for federal income tax purposes, which will expire in the following years:


Portfolio Name              2006    2007    2008    2009    2010    Total

   Large Cap Equity Fund       $               $       $       $        $
Capital Opportunity Fund               $                       $        $
      International Fund                               $       $        $
       Fixed Income Fund                       $                        $


Equalization Accounting
-----------------------
The Funds may use the so-called "equalization method" of accounting to allocate a portion of their "earnings and profits," as determined for federal income tax purposes (generally, a Fund's undistributed net investment income and realized capital gains, with certain adjustments), to redemption proceeds for such purposes. This method permits the Funds to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds. Therefore, the use of the method may be subject to IRS scrutiny.

Excise Tax
----------
A 4% nondeductible excise tax will be imposed on each Fund's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it does not meet certain minimum distribution requirements with respect to such income and gains by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that the Funds will not be subject to the excise tax.

Taxation of Fund Investments
----------------------------
In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Under Section 1256 of the Code, a Fund will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts, certain foreign currency contracts, and non-equity, listed options but generally exclude securities futures (as defined in Section 3(a)(55)(A) of the Securities Act of 1934). In this regard, Section 1256 contracts will be deemed to have been sold at market value at the end of each taxable year. Under
Section 1256 of the Code, 60% of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the "60%/40%" rule.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the

Code, which, in certain circumstances, overrides or modifies the provisions of
Section 1256. If a Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract, or (iv) other transactions identified in future Treasury Regulations.

The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund owned a direct interest in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

If a Fund acquires any equity interest (under proposed Treasury Regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies," or "PFICs"), the Fund could be subject to federal income tax and IRS interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. A Fund cannot pass through to its shareholders any credit or deduction for such taxes and interest charges. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to limit their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions
-------------------------
For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata over the entire year. Only amounts paid out of earnings and profits qualify as taxable distributions. Accordingly, if during a taxable year a Fund's declared distributions exceed the

Fund's earnings and profits (as determined at the end of the year), only that portion of the Fund's distributions during the year which equal the year's earnings and profits will be deemed to have constituted taxable distributions. Distributions in excess of earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain. The Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions that are designated by a Fund as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year); regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

Some states grant tax-free status to distributions to individual shareholders attributable to a Fund's interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax -free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares
----------------------------------
If a shareholder sells, pursuant to a cash or in-kind redemption or exchange of his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares, and long-term capital gain or loss if he or she has held such Fund shares for greater than one year at the time of the sale or exchange.

If a shareholder redeems or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the acquisition of such other shares. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Foreign Taxes
-------------
Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. Only the Old Westbury International Fund expects to qualify for the election. However, the Old Westbury International Fund may not make the election each year. Also, even if a Fund qualifies for and makes the election, foreign income and similar taxes will only pass-through to a Fund shareholder where (i) the shareholder holds the Fund shares for at least 16 days during the 30-day period beginning 15 days prior to the date upon which the shareholder becomes entitled to receive Fund distributions corresponding with the pass-through of such foreign taxes paid by the Fund, and (ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund holds the shares for at least 16 days during the 30-day period beginning 15 days prior to the date upon which the Fund becomes entitled to the dividend. These holding periods increase for certain dividends on preferred stock.


2003 Tax Act
------------
Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. Each of the Funds will be able to separately designate distributions of any qualifying long-term capital gains. Each of the Funds investing in stock will also be able to designate qualifying dividends earned by the Fund that would be eligible for the lower minimum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. A portion of each Fund's distributions from its investment income may also qualify for the dividends received deduction available to corporations (the corporate shareholder would need to have at least a 46 day holding period with respect to any such qualifying distribution). Because many companies in which the Funds invest do not pay significant dividends on their stock, the Funds will not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends and/or the corporate dividends received deduction.


Backup Withholding
------------------
The Corporation may be required to withhold, subject to certain exemptions, at a rate of 28% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies that the "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Corporation that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax as a tax payment on his or her federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. Under the Economic Growth and Tax Relief Recovery Act, the rate of backup withholding is set to decrease in future years.

Tax-Deferred Plans
------------------
The shares of the Funds are available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans ("SEP-IRAs"), Savings Incentive Match Plans for Employees ("SIMPLE Plans"), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

Corporate Shareholders
----------------------
Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days (91 days in the case of certain dividends on preferred stock) during the 90 day (180 day) period beginning 45 days (90 days) prior to the date upon which the Fund becomes entitled to such dividend income.

Foreign Shareholders
--------------------
Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign Corporation (i.e., a Corporation other than a Corporation which a U.S. court is able to exercise primary supervision over administration of that Corporation and one or more U.S. persons have authority to control substantial decisions of that Corporation), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation (each, a "foreign shareholder") generally will be subject to federal income tax withholding (at a rate of 30% or, if an income tax treaty applies, at the lower treaty rate, if any). This tax generally is not refundable. Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the foreign shareholder, in which case the reporting and withholding requirements applicable to U.S. persons generally will apply. Special rules apply to foreign partnerships. In general, foreign shareholders are not subject to federal income tax, including withholding tax, on gain realized on the disposition of Fund shares and capital gain distributions.

Additional Considerations for the Municipal Bond Fund
-----------------------------------------------------
If at least 50% of the value of a regulated investment company's total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from federal income tax, it will qualify under the Code to pay "exempt-interest distributions." The Municipal Bond Fund intends to so qualify and is designed to provide shareholders with a high level of income exempt from federal income tax in the form of exempt-interest distributions.

Distributions of capital gains or income not attributable to interest on the Municipal Bond Fund's tax-exempt obligations will not constitute exempt-interest distributions and will be taxable to its shareholders. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

Not later than 60 days after the close of its taxable year, the Municipal Bond Fund will notify its shareholders of the portion of the distributions for the taxable year which constitutes exempt-interest distributions. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of the Municipal Bond Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

In addition, certain deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating federal alternative minimum tax ("AMT"). Tax preference items include tax-exempt interest on "private activity bonds." To the extent that the Municipal Bond Fund invests in private activity bonds, its shareholders will be required to report that portion of the Fund's distributions attributable to income from the bonds as a tax preference item in determining their federal AMT, if any. Shareholders will be notified of the tax status of distributions made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in the Municipal Bond Fund. Furthermore, shareholders will not be permitted to deduct any of their share of the Municipal Bond Fund's expenses in computing their federal AMT. In addition, exempt-interest distributions paid by the Municipal Bond Fund to a corporate shareholder is included in the shareholder's "adjusted current earnings" as part of its federal AMT calculation, and may also affect its federal "environmental tax" liability. As of the date of this SAI, individuals are subject to federal AMT at a maximum rate of 28% and corporations are subject to federal AMT at a maximum rate of 20%. Shareholders with questions or concerns about the AMT should consult own their tax advisors.

FINANCIAL INFORMATION
--------------------------------------------------------------------------------

The Financial Statements incorporated herein by reference from the Funds' 2003 Annual Report to Shareholders have been audited by Deloitte & Touche LLP, independent auditors, as stated in its report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given upon their authority as experts in auditing and accounting.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION INWHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

--------------------------------------------------------------------------------

APPENDIX A

--------------------------------------------------------------------------------

STANDARD AND POOR'S LONG-TERM DEBT RATING DEFINITIONS

AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degrees.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

MOODY'S INVESTORS SERVICE, INC. LONG-TERM BOND RATING DEFINITIONS

AAA--Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds which are rated BAA are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds which are BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA--Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA--Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH IBCA, INC. LONG-TERM DEBT RATING DEFINITIONS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are imminent default in payment of interest or principal.

MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS

PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

..  Leading market positions in well established industries.
..  High rates of return on funds employed.
..  Conservative capitalization structure with moderate reliance on debt and ample asset protection.
..  Broad margins in earning coverage of fixed financial charges and high internal cash generation.
.. Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S COMMERCIAL PAPER RATINGS

A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH IBCA, INC. COMMERCIAL PAPER RATING DEFINITIONS

FITCH-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

APPENDIX B
--------------------------------------------------------------------------------

                            Old Westbury Funds, Inc.
                               Proxy Voting Policy

It is the policy of the Board of Directors of Old Westbury Funds, Inc. (the "Board") to delegate the responsibility for voting proxies relating to portfolio securities to each investment adviser as a part of the adviser's general management of the portfolio, subject to the Board's continuing oversight./1/ The following are the guidelines adopted by the Board for the administration of this policy:

Fiduciary Duty
Each adviser to whom authority to vote on behalf of the Old Westbury Funds, Inc. (the "Funds") is delegated acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and its shareholders.

Review of Policies & Procedures

Each adviser must present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents. The Board shall review the policies, procedures and other guidelines presented by each adviser to determine that they meet the requirements of this policy.

Voting Record Reporting

Each adviser must include in its Board presentation materials once each year a record of each proxy voted with respect to portfolio securities of the Funds during the year. The report must include a separate report of proxies with respect to which the adviser or its affiliates have such a relationship that proxies presented with respect to those companies give rise to a conflict of interest between the adviser and the Funds indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

Sub-advisers

The adviser may, but is not required to further delegate the responsibility for voting proxies relating to portfolio securities to a sub-adviser retained to provide investment advisory services to portfolios of the Funds. If such responsibility is delegated to a sub-adviser, the sub-adviser shall assume the reporting responsibilities of the adviser under these policy guidelines.

Record Retention

Each adviser will maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940 and the rules promulgated thereunder.

Revocation
The delegation of authority by the Board to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

----------
/1/ The advisers of the Funds and BISYS Fund Services LP, the Funds' principal underwriter, are not affiliates. The delegation of authority to the advisers to vote proxies relating to portfolio securities eliminates the potential for conflicts of interest between BISYS Fund Services LP and the Funds' shareholders from the proxy voting process.

                       BESSEMER INVESTMENT MANAGEMENT LLC
                         Proxy Voting Policy Guidelines

                        Restated as of November 18, 2003
                        --------------------------------

As part of the investment decision process, Bessemer considers the strength and quality of company management, and Bessemer generally invests in companies where it feels management is strong. Accordingly, it is Bessemer's presumption that management generally will be supported unless there are compelling shareholder-related reasons to vote against their recommendations. Therefore, Bessemer generally will vote proxies in accordance with the following guidelines, provided that Bessemer reserves the right to vote in a different manner in any instance if Bessemer believes it to be in the best interest of shareholders. Bessemer has contracted with Institutional Shareholder Services ("ISS"), a professional proxy voting and corporate governance service, to provide research on proxy issues and to vote proxies on Bessemer's behalf.

1.   Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote FOR director nominees unless there are specific concerns adverse to shareholder interest.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote AGAINST shareholder proposals requiring that the positions of chairman and CEO be held separately.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold under ISS' definition of independence.

Vote FOR shareholder proposals asking that a majority or more of directors on the board, audit, compensation, and/or nominating committees be independent, unless the committee composition already meets this standard.

2.   Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements if they are above 60%.

Cumulative Voting

Vote FOR proposals to eliminate cumulative voting. Vote AGAINST proposals to restore or permit cumulative voting.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

3.   Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

     . An auditor has a financial interest in or association with the company, and is therefore not independent

     . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

4.   Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

If the vote is in favor of the dissidents, vote FOR reimbursing proxy solicitation expenses. If the vote is against the dissidents, vote AGAINST reimbursing proxy solicitation expenses.

5.   Capital Structure

Common Stock Authorization

Vote FOR proposals to increase the number of shares of common stock authorized for issuance unless ISS's research and analysis indicate that the resulting authorized but unissued shares are excessive. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     . It is intended for financing purposes with minimal or no dilution to current shareholders

     . It is not designed to preserve the voting power of an insider or significant shareholder

6.   Executive and Director Compensation

Votes with respect to compensation plans will be cast as recommended by ISS based on their research and analysis. ISS will value every award type granted by U.S. companies, using the expanded compensation data disclosed under the SEC's rules. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. ISS will evaluate plans proposed by non-U.S. companies using the data available to analyze dilution issues and other plan terms, including plan administration.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options will be cast as recommended by ISS, based on the conclusions of their research and analysis, taking into consideration the following:

     .  Historic trading patterns

     .  Rationale for the repricing

     .  Value-for-value exchange

     .  Option vesting

     .  Term of the option

     .  Exercise price

     .  Participation

Employee Stock Purchase and/or Stock Option Plans

Votes on employee stock purchase or stock option plans will be determined as follows:

Vote AGAINST employee stock purchase or stock option plans where any of the following apply:
     .  Purchase price is less than 80% percent of fair market value

     .  Offering period is 61 months or more, or

     .  Potential voting power dilution (VPD) is ten percent or more.

Vote AGAINST any stock option plan in which the cost of the plan as determined by ISS is ten percent or more. All other employee stock purchase and stock option plans to be voted as recommended by ISS.

Shareholder Proposals on Compensation

Vote AGAINST shareholder proposals regarding executive and director pay, unless appropriate based on ISS's research and analysis, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. Vote AGAINST shareholder proposals requiring all stock option awards to be performance-based or requiring all stock options to be expensed, vote AGAINST shareholder proposals requiring companies to award stock options to lower ranking employees instead of granting such awards to executives only, and vote AGAINST shareholder proposals forbidding companies from awarding stock options to executives.

Vote in accordance with ISS's recommendation on shareholder proposals requiring companies to draft reports detailing their executive retirement benefits or requiring shareholder approval of extraordinary pension benefits for senior executives under a company's supplemental executive retirement plan. Vote AGAINST all other shareholder proposals regarding officer or director compensation.

Shareholder Proposals on Holding Periods

Vote AGAINST shareholder proposals requiring companies to require executives to hold all of the company stock purchased by the exercise of stock options for the entire time an executive is employed by the company. Vote on any shareholder proposals requiring a shorter holding period in accordance with ISS's recommendation.

7.   Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Vote FOR shareholder proposals to redeem a company's poison pill and vote AGAINST management proposals to ratify a poison pill.

8.   Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

9.   Reincorporation Proposals

Proposals to change a company's jurisdiction of incorporation will be evaluated by giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when recommended by company management.

10.  Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity, and will be evaluated as to whether the proposal will enhance the economic value of the company. In general, vote AGAINST shareholder proposals unless recommended by company management.

11.  Issues in Countries with Share Blocking

Share blocking (the practice in some countries of prohibiting a shareholder from selling its shares for a specified period once it has cast its vote on an upcoming proxy) imposes a significant burden on shareholders in terms of reduced liquidity. Even in countries that permit unblocking, a lengthy delay is involved before a shareholder can execute a desired sale of securities. As a result of the potential inability of to sell shares when needed, Bessemer will NOT VOTE proxies in companies located in countries that practice share blocking.

12.  Other Issues

All other issues are voted in accordance with the presumption that Bessemer will vote FOR proposals recommended by management and AGAINST shareholder proposals unless recommended by management.

13.  Conflicts of Interest

In those situations where Bessemer determines that there is a potential conflict of interest, Bessemer will either retain an independent fiduciary to vote the proxy or will refer the proxy to the governing board of the relevant investment company or to the client institution.

ADDRESSES

OLD WESTBURY FUNDS, INC.

3435 Stelzer Road
Columbus, Ohio 43219

Distributor

BISYS FUND SERVICES LIMITED PARTNERSHIP D/B/A BISYS FUND SERVICES
3435 Stelzer Road
Columbus, Ohio 43219

Investment Adviser

BESSEMER INVESTMENT MANAGEMENT LLC
630 Fifth Avenue
New York, New York 10111

BESSEMER GROUP (U.K.) LIMITED
(SUB-ADVISER TO INTERNATIONAL FUND)
One Stanhope Gate, London, England, W1K 1AF


GLYNN CAPITAL MANAGEMENT, LLC
(SUB-ADVISER TO CAPITAL OPPORTUNITY FUND)
3000 Sand Hill Road
Building 4, Suite 235
Menlo Park, CA 94025


Custodian

BESSEMER TRUST COMPANY (NEW JERSEY)
100 Woodbridge Center Drive
Woodbridge, New Jersey 07095


Administrator and Transfer Agent


BISYS FUND SERVICES OHIO, INC.
3435 Stelzer Road
Columbus, Ohio 43219

Independent Auditors

DELOITTE & TOUCHE LLP
Two World Financial Center
New York, New York 10281

Fund Counsel

MORRISON & FOERSTER LLP
2000 Pennsylvania Avenue NW, Suite 5500
Washington, D.C. 20006

Independent Counsel

PAUL HASTINGS JANOFSKY & WALKER LLP
75 East 55/th/ Street
New York, New York 10022

                                     PART C

                                OTHER INFORMATION

                            OLD WESTBURY FUNDS, INC.

Item 23.    EXHIBITS:

Exhibit
Number    Description of Exhibit
------    ----------------------

(a)(i) Articles of Incorporation of the Registrant - Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on October 5, 1993;

(a)(ii) Articles Supplementary of the Registrant, Amendment 1 - Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement filed on February 29, 2000;

(a)(iii) Articles Supplementary of the Registrant, Amendment 2 - Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement filed on February 29, 2000;

(a)(iv)   Articles Supplementary of the Registrant, Amendment 3 -
          Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement filed on February 29, 2000;


(a)(v) Articles Supplementary of the Registrant, Amendment 4 to be filed by Post-Effective Amendment


(b) Copy of By-laws of the Registrant - Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement filed on February 28, 1996;

(c)       Not applicable;

(d)(i) Investment Advisory Contract between the Registrant, on behalf of the International Fund, and Bessemer Trust Company, N.A. - Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement filed on February 28, 1996;


(d)(ii) Amended and Restated Investment Advisory Contract between the Registrant, on behalf of the Capital Opportunity Fund, and Bessemer Trust Company, N.A. - Incorporated by reference to Post-Effective Amendment No. 15 filed on February 28, 2001;

(d)(iii) Investment Advisory Contract between the Registrant, on behalf of the Core Equities Fund, and Bessemer Trust Company, N.A. - Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement filed on February 25, 1998;

(d)(iv) Investment Advisory Contract between the Registrant, on behalf of the Fixed Income Fund, and Bessemer Trust Company, N.A. -

          Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement filed on February 25, 1998;

(d)(v) Investment Advisory Contract between the Registrant, on behalf of the Municipal Bond Fund, and Bessemer Trust Company, N.A. - Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement filed on February 25, 1998;

(d)(vi) Amended Sub-Advisory Agreement between Bessemer Investment Management and Bessemer Group U.K. with respect to the International Fund - Filed herewith;

(d)(vii) Assumption Agreement between the Registrant, Bessemer Investment Management and Bessemer Trust Company and Investment Advisory Contracts Appended thereto - Incorporated by reference to Post-Effective Amendment No. 17 filed on January 29, 2002;


(d)(viii) Sub-Advisory Agreement between the Registrant, Bessemer Investment Management and Glynn Capital Management with respect to Capital Opportunity Fund - filed herewith;


(e)(i) Distribution Agreement between Registrant, on behalf of Old Westbury Core Equities Fund, and BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services, dated September 1, 2000 - Incorporated by reference to Post-Effective Amendment No. 15 filed on February 28, 2001;

(e)(ii) Distribution Agreement between Registrant, on behalf of Old Westbury Capital Opportunity Fund, and BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services, dated September 1, 2000 - Incorporated by reference to Post-Effective Amendment No. 15 filed on February 28, 2001;

(e)(iii) Distribution Agreement between Registrant, on behalf of Old Westbury International Fund, and BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services, dated September 1, 2000 - Incorporated by reference to Post-Effective Amendment No. 15 filed on February 28, 2001;

(e)(iv) Distribution Agreement between Registrant, on behalf of Old Westbury Fixed Income Fund, and BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services, dated September 1, 2000 - Incorporated by reference to Post-Effective Amendment No. 15 filed on February 28, 2001;

(e)(v) Distribution Agreement between Registrant, on behalf of Old Westbury Municipal Bond Fund, and BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services, dated September 1, 2000 - Incorporated by reference to Post-Effective Amendment No. 15 filed on February 28, 2001;

(e)(vi) Form of Dealer and Shareholder Services Agreement - Incorporated by reference to Post-Effective Amendment No. 15 filed on February 28, 2001;

(f)       Not applicable;

(g) Custody Agreement between the Registrant and Bessemer Trust Company - Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on October 5, 1993;

(h)(i) Administration Agreement between the Registrant and BISYS Fund Services Ohio, Inc. dated September 19, 2000 - Incorporated by reference to Post-Effective Amendment No. 15 filed on February 28, 2001;

(h)(ii) Transfer Agency Agreement between the Registrant and BISYS Fund Services Ohio, Inc. - Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement filed on February 29, 2000;

(h)(iii) Amendment to Transfer Agency Agreement between the Registrant and BISYS Fund Services Ohio, Inc. dated November 15, 2000 - Incorporated by reference to Post-Effective Amendment No. 15 filed on February 28, 2001;

(h)(iv) Amendment to Transfer Agency Agreement between the Registrant and BISYS Fund Services Ohio, Inc. dated July 2002 - Filed herewith;

(h)(v) Fund Accounting Agreement between Bessemer Trust Company and BISYS Fund Services Ohio, Inc. dated November 1, 2000 - Incorporated by reference to Post-Effective Amendment No. 15 filed on February 28, 2001;


(i)       Legal Opinion - to be filed by Post Effective Amendment;

(j) Consent of Independent Public Accountants - to be filed by Post Effective Amendment;

(k) Audited Financial Statements for the fiscal year ended October 31, 2003 - to be filed by Post Effective Amendment;


(l) Written assurance of SFG Investors II Limited Partnership, that its purchase of shares of the Registrant was for investment purposes without any present intention of redeeming or reselling - Incorporated by reference to Post-Effective Amendment No. 15 filed on February 28, 2001;

(m)(i) Distribution Agreement between the Registrant, on behalf of Old Westbury Core Equities Fund, and BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services, dated September 1, 2000 (See exhibit (e)(i)) - Incorporated by reference to Post-Effective Amendment No. 15 filed on February 28, 2001;

(m)(ii) Distribution Agreement between the Registrant, on behalf of Old Westbury Capital Opportunity Fund, and BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services, dated September 1, 2000 (See exhibit (e)(ii)) - Incorporated by reference to Post-Effective Amendment No. 15 filed on February 28, 2001;

(m)(iii) Distribution Agreement between the Registrant, on behalf of Old Westbury International Fund, and BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services, dated September 1, 2000 (See exhibit (e)(iii)) - Incorporated by reference to Post-Effective Amendment No. 15 filed on February 28, 2001;

(m)(iv) Distribution Agreement between the Registrant, on behalf of Old Westbury Fixed Income Fund, and BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services, dated September 1, 2000 (See exhibit (e)(iv)) - Incorporated by reference to Post-Effective Amendment No. 15 filed on February 28, 2001;

(m)(v) Distribution Agreement between the Registrant, on behalf of Old Westbury Municipal Bond Fund, and BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services, dated September 1, 2000 (See exhibit (e)(v)) - Incorporated by reference to Post-Effective Amendment No. 15 filed on February 28, 2001;

(m)(vi) Shareholder Servicing Agreement between the Registrant, on behalf of the Old Westbury Core Equities Fund, and BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services, dated September 1, 2000 - Incorporated by reference to Post-Effective Amendment No. 15 filed on February 28, 2001;

(m)(vii) Shareholder Servicing Agreement between the Registrant, on behalf of the Old Westbury Capital Opportunity Fund, and BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services, dated September 1, 2000 - Incorporated by reference to Post-Effective Amendment No. 15 filed on February 28, 2001;

(m)(viii) Shareholder Servicing Agreement between the Registrant, on behalf of the Old Westbury International Fund, and BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services, dated September 1, 2000 - Incorporated by reference to Post-Effective Amendment No. 15 filed on February 28, 2001;

(m)(ix) Shareholder Servicing Agreement between the Registrant, on behalf of the Old Westbury Fixed Income Fund, and BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services, dated September 1, 2000 - Incorporated by reference to Post-Effective Amendment No. 15 filed on February 28, 2001;

(m)(x) Shareholder Servicing Agreement between the Registrant, on behalf of the Old Westbury Municipal Bond Fund, and BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services, dated September 1, 2000 - Incorporated by reference to Post-Effective Amendment No. 15 filed on February 28, 2001;

(m)(xi) Shareholder Servicing Agreement between the Registrant, on behalf of Old Westbury International Fund, and Bessemer Trust Company, N.A. - Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on October 5, 1993 ;

(m)(xii) Shareholder Servicing Agreement between the Registrant, on behalf of Old Westbury Growth Opportunity Fund, and Bessemer Trust Company, N.A. - Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement filed on December 8, 1997;

(m)(xiii) Shareholder Servicing Agreement between the Registrant, on behalf of Old Westbury Core Equities Fund, and Bessemer Trust Company, N.A. - Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement filed on December 8, 1997;

(m)(xiv) Shareholder Servicing Agreement between the Registrant, on behalf of Old Westbury Fixed Income Fund, and Bessemer Trust Company, N.A. - Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement filed on December 8, 1997;

(m)(xv) Shareholder Servicing Agreement between the Registrant, on behalf of Old Westbury Municipal Bond Fund, and Bessemer Trust Company, N.A. - Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement filed on December 8, 1997;


(m)(xvi) Amended and Restated Distribution and Service Plan adopted by the Registrant, on behalf of Core Equities Fund, pursuant to Rule 12b-1 under the Investment Company Act of 1940 - Incorporated by reference to Post-Effective Amendment No. 15 filed on February 28, 2001;

(m)(xvii) Amended and Restated Distribution and Service Plan adopted by the Registrant, on behalf of Capital Opportunity Fund, pursuant to Rule 12b-1 under the Investment Company Act of 1940 - Incorporated by reference to Post-Effective Amendment No. 15 filed on February 28, 2001;

(m)(xviii) Amended and Restated Distribution and Service Plan adopted by the Registrant, on behalf of International Fund, pursuant to Rule 12b-1 under the Investment Company Act of 1940 - Incorporated by reference to Post-Effective Amendment No. 15 filed on February 28, 2001;

(m)(xix) Amended and Restated Distribution and Service Plan adopted by the Registrant, on behalf of Fixed Income Fund, pursuant to Rule 12b-1 under the Investment Company Act of 1940 - Incorporated by reference to Post-Effective Amendment No. 15 filed on February 28, 2001;

(m)(xx) Amended and Restated Distribution and Service Plan adopted by the Registrant, on behalf of Municipal Bond Fund, pursuant to Rule 12b-1 under the Investment Company Act of 1940 - Incorporated by reference to Post-Effective Amendment No. 15 filed on February 28, 2001;

(m)(xxi) Conformed copy of Sub-Shareholder Service Agreement between Bessemer Trust Company, N.A. and Oxford Capital Management, Inc. - Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement filed on February 29, 2000;

(n)               Not Applicable;

(o)               Reserved;

(p)(i) Code of Ethics of the Registrant - Incorporated by reference to Post-Effective Amendment No. 15 filed on February 28, 2001;


(p)(ii) Code of Ethics of Bessemer Investment Management LLC, Investment Adviser to the Registrant as amended - Filed herewith


(p)(iii) Code of Ethics of BISYS Fund Services Limited Partnership, Principal Underwriter to the Registrant - Incorporated by reference to Post-Effective Amendment No. 15 filed on February 28, 2001;

(p)(iv) Code of Ethics of Bessemer Group U.K. - Incorporated by reference to Post-Effective Amendment No. 17 filed on January 29, 2002; and


(p) (v) Code of Ethics of Glynn Capital Management LLC - filed herewith


(q) Power of Attorney of the Registrant - Incorporated by reference to Post-Effective Amendment No. 15 filed on February 28, 2001;


Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT:
          ------------------------------------------------------------------

          None.

Item 25.  INDEMNIFICATION:
          ----------------

Response is incorporated by reference to Registrant's Post-Effective Amendment No. 7 on form N-1A filed February 26, 1997.


Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.
          -----------------------------------------------------

(a) The Adviser, Bessemer Investment Management LLC ("Bessemer") manages the Funds' assets, including buying and selling portfolio securities. The Adviser's address is 630 Fifth Avenue, New York, New York 10111.

         The Adviser is a subsidiary of Bessemer Trust Company which, in turn, is a subsidiary of The Bessemer Group, Incorporated. The Adviser, and other subsidiaries of The Bessemer Group, Incorporated, advise or provide investment, fiduciary and personal banking services to approximately 1800 clients with total assets under supervision of over $35 billion as of December 31, 2002.

Information regarding the directors and officers of the Investment Adviser is included in the Investment Adviser's Form ADV on file with the Securities and Exchange Commission and is Incorporated by reference herein.

Item 27.    PRINCIPAL UNDERWRITERS:

Item 27(a) - The following represents a list of investment companies, other than the Registrant for which BISYS Fund Services Limited Partnership acts as a principal underwriter:


American Independence Funds Trust
American Performance Funds
AmSouth Funds
BB&T Funds
The Coventry Group
The Eureka Funds
First Focus Funds
The Hirtle Callaghan Trust
HSBC Advisor Funds Trust
HSBC Investor Funds
HSBC Investor Portfolios
The Infinity Mutual Funds, Inc.
Kensington Funds
LEADER Mutual Funds
Legacy Funds Group
MMA Praxis Mutual Funds
Mercantile Funds, Inc.
Old Westbury Funds, Inc.
Pacific Capital Funds
USAllianz Variable Insurance Products Trust
Variable Insurance Funds
The Victory Portfolios
The Victory Variable Insurance Funds
The Willamette Funds
Vintage Mutual Funds, Inc.

BISYS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. BISYS' main address is 60 State Street, Suite 1300, Boston, MA 02109. Office of Supervisory Jurisdiction (OSJ) Branch is at 3435 Stelzer Road, Columbus, Ohio 43219. BISYS is an indirect wholly-owned subsidiary of The BISYS Group, Inc.

Item 27(b)   Information about Directors and Officers of BISYS is as follows:



Name and Address                    Position with Underwriter          Position with Fund
-----------------------------------------------------------------------------------------
BISYS Fund Services Ohio, Inc.           Sole Limited Partner               None
3435 Stelzer Road
Columbus, OH 43219

BISYS Fund Services, Inc.*               Sole General Partner               None
3435 Stelzer Road
Columbus, OH 43219


*Richard F. Froio - Executive Representative and Supervising Principal William J. Tomko - Supervising Principal, Columbus OSJ

Item 27(c)   Not Applicable.

Item 28.    LOCATION OF ACCOUNTS AND RECORDS:

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:


Registrant                                         Old Westbury Funds, Inc.
                                                   P.O. Box 180267
                                                   Columbus, OH 43218-2067

BISYS Fund Services Ohio, Inc.              3435 Stelzer Road
("Transfer Agent and Dividend               Columbus, OH 43219
Disbursing Agent")

BISYS Fund Services Ohio, Inc.              3435 Stelzer Road
("Administrator")                           Columbus, OH 43219

Bessemer Investment Management LLC          630 Fifth Avenue
("Adviser")                                          New York, NY  10111

Bessemer Trust Company (New Jersey)         100 Woodbridge Center
("Custodian")                                        Woodbridge, NJ  07095


Item 29.    MANAGEMENT SERVICES.

                  Not applicable.

Item 30.    UNDERTAKINGS.

                  Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, OLD WESTBURY FUNDS, INC., has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Columbus and State of Ohio, on the 19th day of December, 2003.


                  OLD WESTBURY FUNDS, INC.

                  By: /s/ Walter B. Grimm

                  Walter B. Grimm, President


                  December 19, 2003


      Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


NAME                       TITLE                        DATE
----                       -----                        ----

/s/ Walter B. Grimm        President                    December 19, 2003
-------------------
Walter B. Grimm

/s/ Arthur Jensen          Principal Financial and      December 19, 2003
-----------------
Arthur Jensen              Accounting Officer

Robert M. Kaufman*         Director                     December 19, 2003

Eugene P. Beard*           Director                     December 19, 2003

John R. Whitmore*          Director                     December 19, 2003


 *By:  /s/ CURTIS BARNES                                       December 19, 2003
      -------------------------------------------------------------------------
         Curtis Barnes
         As Attorney-in-fact


*Pursuant to Power of Attorney - Incorporated by reference to Post-Effective Amendment No. 15 filed on February 28, 2001.

                               FILED EXHIBIT INDEX

                             Description of Exhibit

(d)(viii) Amended Sub-Advisory Agreement between Bessemer Investment Management and Glynn Capital Management with respect to the Capital Opportunity Fund - filed herewith;

(p)(ii)        Code of Ethics of Bessemer Investment Management, LLC as amended

(p)(v)         Code of Ethics of Glynn Capital Management LLC

                                       1